                                                                                                        EXHIBIT 4.5

                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                                   as Servicer,

                                  WACHOVIA ASSET FUNDING TRUST, LLC [_____] TRUST
                                                    as Issuer,

                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                                  as Paying Agent

                                                        and

                                                [_________________]
                                               as Indenture Trustee

                                             _________________________

                                                SERVICING AGREEMENT

                                            Dated as of _____ __, 200_
                                             _________________________

                                                 TABLE OF CONTENTS

         Section 3.14          Access to Certain Documentation and Information Regarding the Mortgage
                               Loans............................................................................17

         Section 3.15          Maintenance of Certain Servicing Insurance Policies..............................17

         Section 3.16          Information Required by the Internal Revenue Service and Reports of

         Section 6.02          Merger or Consolidation of, or Assumption of the Obligations of, the

         Section 6.06          Payment of Indenture Trustee's, the Paying Agent's and Owner Trustee's

         Section 8.10          Termination upon Purchase by the Servicer or Liquidation of All Mortgage
                               Loans; Partial Redemption........................................................34

         Section 8.11          Certain Matters Affecting the Indenture Trustee and the Paying Agent.............35

         Section 8.12          Owner Trustee, Paying Agent and Indenture Trustee Not Liable for Related
                               Documents........................................................................35

ARTICLE IX            Compliance with Regulation AB.............................................................35

         Section 9.01          Intent of the Parties; Reasonableness............................................35

         Section 9.02          Additional Representations and Warranties of the Indenture Trustee...............35

         Section 9.03          Information to be provided by the Indenture Trustee..............................35

         Section 9.04          Report on Assessment of Compliance and Attestation...............................35

         Section 9.05          Indemnification; Remedies........................................................35

EXHIBITS

         This Servicing Agreement,  dated as of _____ __, 200_ (the "Agreement"),  is among Wachovia Bank, National
Association,  as servicer (the  "Servicer"),  the Wachovia Asset Funding Trust,  LLC [______] Trust, as issuer (the
"Issuer"),  Wachovia Bank, National Association, as Paying Agent (the "Paying Agent"), and [_________________],  as
indenture trustee (the "Indenture Trustee").

                                                    WITNESSETH:

         WHEREAS,  pursuant to the terms of the Purchase  Agreement (as defined  herein),  Wachovia Bank,  National
Association,  as seller (in such  capacity,  "Seller") and as servicer,  will sell to Wachovia Asset Funding Trust,
LLC, as purchaser (in such  capacity,  the  "Purchaser"),  the Initial  Mortgage Loans on the Closing Date, and may
sell Subsequent  Mortgage Loans on one or more Subsequent  Transfer Dates,  together with the Related  Documents on the Closing Date and any Subsequent  Transfer Date, and thereafter all Additional  Balances created on or after the
Cut-Off Date and any such Subsequent Transfer Date;

         WHEREAS,  Wachovia Asset Funding Trust, LLC, as depositor (in such capacity,  the "Depositor"),  will sell the Initial Mortgage Loans and assign all of its rights under the Purchase  Agreement to the Issuer,  together with the Related  Documents on the Closing Date,  and  thereafter  Subsequent  Mortgage  Loans and  Additional  Balances
relating to the Mortgage Loans created on or after the Cut-Off Date;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes; and

         WHEREAS,  pursuant to the terms of this  Agreement,  the Servicer will service the Mortgage Loans directly or through one or more Subservicers.

         NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

                                                     ARTICLE I

                                                    Definitions

         Section 1.01 Definitions.  For all  purposes of this  Agreement,  except as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the meanings  assigned to such terms in the Definitions  contained in Appendix A to the indenture dated as of _____ __,
200_ (the  "Indenture"),  among the Issuer,  the Paying Agent and the Indenture  Trustee,  which is incorporated by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 Other Definitional Provisions.

         (a)      All  terms  defined  in  this  Agreement  shall  have  the  defined  meanings  when  used  in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b)      As used in this Agreement and in any  certificate  or other  document made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this Agreement or in any such  certificate or other  document, and accounting terms partly defined in this Agreement or in any such  certificate or other document,  to the extent not defined,  shall have the respective meanings given to them under generally accepted accounting  principles.  To the  extent  that the  definitions  of  accounting  terms in this  Agreement  or in any such  certificate  or other document are  inconsistent  with the meanings of such terms under generally  accepted  accounting  principles,  the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c)      The  words  "hereof,"  "herein,"  "hereunder"  and  words of  similar  import  when  used in this
Agreement  shall  refer  to this  Agreement  as a whole  and not to any  particular  provision  of this  Agreement;
Section and  Exhibit  references  contained in this Agreement are references to Sections and Exhibits in or to this
Agreement unless otherwise specified;  the term "including" shall mean "including without  limitation";  "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

         (d)      The  definitions  contained  in this  Agreement  are  applicable  to the  singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e)      Any  agreement,  instrument  or statute  defined or  referred to herein or in any  instrument  or certificate  delivered in  connection  herewith  means such  agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case of  agreements  or  instruments)  references  to all attachments  thereto  and  instruments  incorporated  therein;  references  to a Person  are also to its  permitted successors and assigns.

         Section 1.03 Interest  Calculations.  All  calculations of interest  hereunder that are made in respect of the  Principal  Balance of a Mortgage Loan shall be made on a daily basis using a 365-day  year.  All  calculations of interest on the Notes shall be made on the basis of the actual  number of days in an Interest  Period and a year assumed  to consist of  360-days.  The  calculation  of the  Servicing  Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months.  All dollar amounts  calculated  hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                                    ARTICLE II

                                          Representations and Warranties

         Section 2.01 Representations  and  Warranties   Regarding  the  Servicer.   The  Servicer  represents  and
warrants to the Issuer,  the  Enhancer  and for the benefit of the  Indenture  Trustee,  as pledgee of the Mortgage
Loans, as of the Closing Date:

         (a)      The Servicer is a national  banking  association  duly  organized and validly  existing under the laws of the  United  States of  America  and is or will be in  compliance  with the laws of each state in which any
Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

         (b)      The Servicer has the power and authority to make,  execute,  deliver and perform its  obligations under this  Agreement  and all of the  transactions  contemplated  under this  Agreement,  has taken all  necessary corporate  action to authorize the execution,  delivery and  performance of this  Agreement,  and has duly executed and delivered this Agreement;

         (c)      The  Servicer  is not  required  to  obtain  the  consent  of any other  Person or any  consents, licenses,  approvals or  authorizations  from, or registrations or declarations  with, any governmental  authority, bureau or agency in connection  with the  execution,  delivery,  performance,  validity or  enforceability  of this
Agreement, except for such consents,  licenses, approvals or authorizations,  or registrations or declarations,  as shall have been obtained or filed, as the case may be;

         (d)      The execution and delivery of this Agreement by the Servicer and the  performance  and compliance with the terms of this  Agreement by the Servicer  will not violate the  Articles of  Association  or Bylaws of the
Servicer,  or  constitute  a material  default (or an event  which,  with notice or lapse of time,  or both,  would constitute a material  default)  under, or result in the material  breach of, any material  contract,  agreement or other  instrument  to which  the  Servicer  is a party or which may be  applicable  to the  Servicer  or any of its respective assets;

         (e)      No litigation is currently pending, or to the knowledge of the Servicer  threatened,  against the
Servicer,  that in the opinion of the  Servicer  has a reasonable  likelihood  of  resulting in a material  adverse effect on the transactions contemplated by this Agreement;

         (f)      This Agreement  constitutes a legal,  valid and binding  obligation of the Servicer,  enforceable against  the  Servicer  in  accordance  with its terms,  except as  enforceability  may be  limited  by  applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors' rights in general,  as they may be applied in the context of the  insolvency  of a national  banking  association,  and by general equity  principles  (regardless  of whether such  enforcement is considered in a proceeding in equity or at law), and by public policy  considerations  underlying  the securities  laws, to the extent that such public policy
considerations   limit  the   enforceability  of  the  provisions  of  this  Agreement  which  purport  to  provide indemnification from liabilities under applicable securities laws; and

         (g)      The  Servicer  is not in default  with  respect to any order or decree of any court or any order, regulation  or  demand  of any  federal,  state,  municipal  or  governmental  agency,  which  default  might  have consequences  that would  materially and adversely  affect the condition  (financial or otherwise) or operations of the Servicer or its respective  properties or might have  consequences  that would materially  adversely affect the respective performance of the Servicer hereunder.

         The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

         Section 2.02 Representations  and Warranties of the Issuer.  The Issuer hereby  represents and warrants to the Servicer and for the benefit of the  Indenture  Trustee,  as pledgee of the Mortgage  Loans,  as of the Closing
Date:

         (a)      the Issuer is a statutory  trust duly formed and in good standing  under the laws of the State of
Delaware and has full power,  authority  and legal right to execute and deliver this  Agreement  and to perform its obligations  under this  Agreement,  and has taken all necessary  action to authorize the  execution,  delivery and performance by it of this Agreement; and

         (b)      the execution and delivery by the Issuer of this  Agreement and the  performance by the Issuer of its obligations  under this Agreement will not violate any provision of any law or regulation  governing the Issuer or any order, writ, judgment or decree of any court,  arbitrator or governmental  authority or agency applicable to the Issuer or any of its assets.  Such execution,  delivery,  authentication  and performance  will not require the authorization,  consent or approval of, the giving of notice to, the filing or registration  with, or the taking of any other action with  respect to, any  governmental  authority  or agency  regulating  the  activities  of limited liability  companies.  Such execution,  delivery,  authentication and performance will not conflict with, or result in a breach or violation  of, any  mortgage,  deed of trust,  lease or other  agreement or  instrument to which the
Issuer is bound.

         Section 2.03 Enforcement of  Representations  and  Warranties.  The Servicer,  on behalf of and subject to the  direction  of the  Indenture  Trustee,  as pledgee of the Mortgage  Loans,  or the Issuer,  shall  enforce the representations  and  warranties  of the Seller  pursuant to the  Purchase  Agreement.  Upon the  discovery  by the
Seller, the Depositor,  the Servicer,  the Indenture Trustee,  the Enhancer or the Issuer of a breach of any of the representations  and  warranties  made by the Seller in the Purchase  Agreement,  in respect of any  Mortgage  Loan which  materially  and  adversely  affects  the  interests  of the  Securityholders  or  the  Enhancer,  the  party discovering  such breach  shall give prompt  written  notice to the other  parties.  The  Servicer  shall  promptly notify the Seller of such breach and request  that,  pursuant to the terms of the  Purchase  Agreement,  the Seller either (i) cure such breach in all material  respects  within 90 days from the date the Seller was notified of such breach  or (ii)  purchase  such  Mortgage  Loan  from the  Issuer  at the  price  and in the  manner  set  forth in
Section 3.1(d) of the Purchase Agreement;  provided,  however, that the Seller shall, subject to the conditions set forth in the  Purchase  Agreement,  have the option to  substitute  an Eligible  Substitute  Loan or Loans for such
Mortgage  Loan. In the event that the Seller elects to substitute  one or more Eligible  Substitute  Loans pursuant to  Section 3.1(d)  of the Purchase  Agreement,  the Seller shall deliver to the Servicer,  in accordance  with the
Purchase  Agreement,  with respect to such Eligible  Substitute  Loans, the original Loan Agreement,  the Mortgage, and such other  documents and  agreements as are required by the Purchase  Agreement.  Payments due with respect to
Eligible  Substitute  Loans in the  month of  substitution  shall  not be  transferred  to the  Issuer  and will be retained by the Servicer and remitted by the Servicer to the Seller on the next  succeeding  Payment Date except to the extent that a payment less than the  applicable  Minimum  Monthly  Payment has been  received by the Issuer for such month in respect of the  Mortgage  Loan to be  removed.  The  Servicer  shall amend or cause to be amended the
Mortgage  Loan  Schedule  to reflect  the  removal  of such  Mortgage  Loan and the  substitution  of the  Eligible
Substitute  Loans and the Servicer shall promptly  deliver the amended  Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

         It is  understood  and  agreed  that the  obligation  of the  Seller to cure such  breach or  purchase  or substitute  for such Mortgage Loan as to which such a breach has occurred and is continuing  shall  constitute  the sole remedy  respecting such breach available to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage
Loans,  against the Seller.  In connection with the purchase of or  substitution  for any such Mortgage Loan by the
Seller,  the Issuer  shall  assign to the Seller all of its right,  title and  interest in respect of the  Purchase
Agreement applicable to such Mortgage Loan.

                                                    ARTICLE III

                                  Administration and Servicing of Mortgage Loans

         Section 3.01 The Servicer.

         (a)      The Issuer,  by execution and delivery of this  Agreement,  does hereby appoint the Servicer for, and  subject to the terms of this  Agreement,  the  Servicer  assumes  responsibility  for,  the  servicing  of the
Mortgage  Loans.  Each  original  Mortgage File and any Related  Documents  delivered to the Servicer by the Seller pursuant to the provisions of this Agreement and any Subsequent  Transfer  Agreement  shall be held in trust by the
Servicer for the benefit of the Trust in accordance  with the terms of this  Agreement.  The Servicer's  possession of any portion of any original  Mortgage  File,  any Related  Documents or copies  thereof  shall be  maintained in accordance  with the  provisions  of this  Agreement to  facilitate  the  servicing of the related  Mortgage  Loans pursuant to this Agreement.

         (b)      The Servicer shall service and administer  the Mortgage  Loans in a manner  generally  consistent with the terms of this Agreement and the  collection  policy set forth on Exhibit B (the  "Collection  Policy") and in a manner  that  shall be normal  and usual in its  mortgage  servicing  activities.  Subject  to the  Collection
Policy and the terms of this Agreement  (including without  limitation  Sections 3.08 and 3.09), the Servicer shall have full power and authority to do any and all things in connection with such servicing and  administration  which it may deem  necessary or desirable,  it being  understood,  however,  that the Servicer  shall at all times remain responsible to the Issuer,  the Paying Agent, the Indenture  Trustee and, as a third-party  beneficiary  hereunder, the Enhancer for the performance of its duties and obligations hereunder.

         The Servicer  will at all times apply the same  standards and follow the same  procedures  with respect to the decision to commence  litigation,  and in prosecuting  and litigating  with respect to the Mortgage Loans as it applies and follows with respect to mortgage loans like the Mortgage Loans generally.

         (c)      The Servicer  shall enforce the  respective  rights and interests of the Issuer and the Indenture
Trustee in and under each  Mortgage  Loan,  including the Mortgaged  Property and any other related  security.  The
Servicer is hereby  authorized and empowered,  in performing its duties  hereunder,  subject to the limitations set forth herein, to execute and deliver,  on behalf of itself,  the Issuer,  the Indenture Trustee or any of them, any and all  instruments  of  satisfaction  or  cancellation,  or of partial or full release or discharge and all other comparable  instruments  with  respect  to the  Mortgage  Loans and the  Mortgaged  Properties.  The Issuer and the
Indenture  Trustee,  as applicable,  shall execute any powers of attorney and other documents  furnished to them by the Servicer and necessary or  appropriate  to enable the Servicer to carry out its  servicing  and  administrative duties hereunder.  In addition,  the Servicer may, at its own discretion,  obtain credit information in the form of a "credit  score" from a credit  repository.  On the Closing  Date,  the  Indenture  Trustee  shall  deliver to the
Servicer a limited power of attorney substantially in the form of Exhibit C hereto.

         No  costs  incurred  by the  Servicer  in  respect  of  Servicing  Advances  shall,  for the  purposes  of distributions to the Noteholders, be added to the amount owing under the related Mortgage Loan.

         Notwithstanding  anything to the contrary contained herein,  the Servicer,  in servicing and administering the  Mortgage  Loans,  shall  employ or cause to be employed  procedures  (including  collection,  foreclosure  and management  procedures  with respect to REO  Property) and exercise the same care that it  customarily  employs and exercises in servicing and administering  mortgage loans for its own account,  in accordance with accepted mortgage servicing  practices of prudent  lending  institutions  servicing  mortgage loans similar to the Mortgage Loans and giving due consideration to the Noteholders', the Enhancer's and the Trust's reliance on the Servicer.

         If the  Mortgage  did not  have a Lien  senior  to the  related  Mortgage  Loan on the  related  Mortgaged
Property as of the Cut-Off Date or related  Subsequent  Cut-Off Date,  as  applicable,  then the Servicer,  in such capacity,  may not  consent to the  placing  of a Lien  senior to that of the  Mortgage  on the  related  Mortgaged
Property.  If the Mortgage had a Lien senior to the related Mortgage Loan on the related  Mortgaged  Property as of the Cut-Off Date or related  Subsequent  Cut-Off Date, as  applicable,  then the Servicer,  in such  capacity,  may consent to the  refinancing  of such prior senior Lien,  provided that (i) the resulting CLTV of such Mortgage Loan is no higher than the greater of the CLTV prior to such  refinancing  or 100%;  (ii) the interest rate for the loan evidencing  the  refinanced  senior Lien is no higher than the interest  rate on the loan  evidencing  the existing senior Lien immediately prior to the date of such refinancing  (meaning,  in the case of an adjustable rate loan, a substantially  similar  index and a gross margin no higher than that of the existing  senior  Lien);  and (iii) the loan evidencing the refinanced senior Lien is not subject to negative amortization.

         In connection  with servicing the Mortgage Loans,  the Servicer may take  reasonable  actions to encourage or effect the termination of Loan Agreements that have become dormant.

         The  relationship  of the Servicer (and of any successor to the Servicer as servicer under this Agreement)
to the Issuer,  the Paying Agent and the Indenture  Trustee  under this  Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (d)      The Servicer may enter into  Subservicing  Agreements  with  Subservicers  for the  servicing and administration  of certain of the Mortgage Loans,  provided that  notwithstanding  such  appointment,  the Servicer shall remain  liable for the  performance  of all  servicing  duties  delegated by it. The Servicer  shall  provide written  notice to the Indenture  Trustee,  the Paying Agent and the Enhancer  upon  entering  into a  Subservicing
Agreement.  References  in this  Agreement  to  actions  taken or to be  taken by the  Servicer  in  servicing  the
Mortgage  Loans  include  actions  taken or to be taken by a  Subservicer  on behalf of the Servicer and any amount actually  received by such  Subservicer  in respect of a Mortgage Loan shall be deemed to have been received by the
Servicer  whether or not actually  received by the Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are not  inconsistent  with this Agreement and as the Servicer and the  Subservicer  have agreed.
With the approval of the Servicer, a Subservicer may delegate its servicing  obligations to third-party  servicers, but such  Subservicers  will remain  obligated  under the related  Subservicing  Agreements.  The  Servicer and the
Subservicer may enter into amendments to the related  Subservicing  Agreements;  provided,  however,  that any such amendments  shall not cause the  Mortgage  Loans to be serviced in a manner that would be  materially  inconsistent with the  standards  set forth in this  Agreement.  The Servicer  shall be entitled to terminate  any  Subservicing
Agreement  in  accordance  with the terms and  conditions  thereof  and without  any  limitation  by virtue of this
Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the Servicer or
the  Subservicer,  the  Servicer  shall  either  act as  servicer  of the  related  Mortgage  Loan or enter  into a
Subservicing  Agreement with a successor  Subservicer which will be bound by the terms of the related  Subservicing
Agreement.  The Servicer shall be entitled to enter into any agreement with a Subservicer  for  indemnification  of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         In the event that the rights,  duties and  obligations  of the  Servicer  are  terminated  hereunder,  any successor to the Servicer in its sole  discretion  may, to the extent  permitted by applicable  law,  terminate the existing  Subservicing  Agreement with any Subservicer in accordance with the terms of the applicable  Subservicing
Agreement or assume the terminated  Servicer's rights and obligations under such  subservicing  arrangements  which termination or assumption will not violate the terms of such arrangements.

         As part of its servicing  activities  hereunder,  the Servicer,  for the benefit of the Indenture Trustee, the Paying Agent,  the Enhancer and the  Securityholders,  shall use reasonable  efforts to enforce the obligations of each Subservicer under the related  Subservicing  Agreement,  to the extent that the non-performance of any such obligation  would  have a  material  adverse  effect on a  Mortgage  Loan.  Such  enforcement,  including,  without limitation,  the legal  prosecution  of claims,  termination  of  Subservicing  Agreements and the pursuit of other appropriate  remedies,  shall be in such form and carried  out to such an extent and at such time as the  Servicer, in its good faith business  judgment,  would require were it the owner of the related  Mortgage Loans. The Servicer shall pay the costs of such  enforcement  at its own  expense,  and shall be  reimbursed  therefor  only (i) from a general  recovery  resulting from such  enforcement to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.02 Collection of Certain Mortgage Loan Payments.

         (a)      The Servicer  shall make  reasonable  efforts to collect all payments  called for under the terms and  provisions of the Mortgage  Loans,  and shall,  to the extent such  procedures  shall be consistent  with this
Agreement and generally  consistent  with the  Collection  Policy,  follow such  collection  procedures as shall be normal and usual in its general  mortgage  servicing  activities  and  consistent  with the procedures the Servicer employs in servicing all other Mortgage Loans in the servicing portfolio with  characteristics  similar to those of the Mortgage  Loans.  Consistent  with the foregoing,  and without  limiting the  generality of the foregoing,  the
Servicer may in its  discretion  (i) waive  any late payment  charge,  penalty  interest or other fees which may be collected  in the  ordinary  course of  servicing a Mortgage  Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;  provided,  however, that such arrangement is consistent with the  Servicer's  policies  with respect to home equity  mortgage  loans.  The Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance with the Collection Policy;  provided,  however, that the Servicer shall first  determine  that any such waiver or  extension  will not impair the  coverage of any related  insurance policy or materially  adversely affect the Lien of the related Mortgage or the interests of the  Securityholders or the  Enhancer,  and the  Servicer  shall not grant any such waiver or  extension  that would have any such  effect.
Consistent with the terms of this Agreement, the Servicer may also:

                  (i)      waive,  modify  or vary any term of any  Mortgage  Loan  (including  reduce  the  Credit
Limit);

                  (ii)     consent to the  postponement  of strict  compliance  with any such term or in any manner grant indulgence to any Mortgagor;

                  (iii)    arrange with a Mortgagor a schedule  for the payment of  principal  and interest due and unpaid;

                  (iv)     forgive any portion of the amounts contractually owed under the Mortgage Loan;

                  (v)      capitalize  past due  amounts  owed under the  Mortgage  Loan by adding  any  amounts in arrearage to the existing  principal  balance of the Mortgage Loan (a  "Capitalization  Workout") which will result in an increased  monthly payment amount,  provided that: (A) the amount added to the existing  principal balance of the Mortgage Loan (the  "Capitalized  Amount") shall be no greater than five times the Mortgagor's  current Minimum
Monthly Payment amount;  and (B) the Servicer shall not enter into a Capitalization  Workout unless the CLTV of the
Mortgage  Loan prior to the  Capitalization  Workout  equals or exceeds 80% and the Mortgagor has qualified for the
Capitalization Workout under the Servicer's servicing guidelines; or

                  (vi)     reset the  maturity  date for the Mortgage  Loan,  but in no event shall such reset date extend beyond the end of the Collection Period preceding the Final Payment Date;

or any combination of the foregoing,  if in the Servicer's  determination such waiver,  modification,  postponement or  indulgence  is not  materially  adverse to the  interests of the  Securityholders  or the  Enhancer;  provided, however,  that the Servicer may not,  pursuant to this Section 3.02, modify or permit any Subservicer to modify any
Mortgage Loan (including  without  limitation any modification that would change the Loan Rate, forgive the payment of any principal or interest  (unless in connection  with the  liquidation of the related  Mortgage Loan) or extend the final  maturity date of such Mortgage  Loan) unless such Mortgage Loan is in default or, in the judgment of the
Servicer,  such default is reasonably  foreseeable or except as provided in  Section 3.06.  In connection  with any such waiver,  modification,  postponement or indulgence,  the Servicer shall use reasonable efforts to maximize the receipt  of  principal  and  interest  thereon.  The  general  terms  of  any  waiver,  modification,  forgiveness, postponement  or  indulgence  with  respect  to any  of the  Mortgage  Loans  will  be  included  in the  Servicing
Certificate,  and such Mortgage Loans will not be considered  "delinquent"  for the purposes of the Basic Documents so long as the  Mortgagor  complies  with the terms of such  waiver,  modification,  forgiveness,  postponement  or indulgence.

         Section 3.03 Custodial Duties

         (a)      The Servicer is hereby appointed as custodian of the documents in each Mortgage File.

         (b)      The Servicer shall establish the Custodial  Account,  which shall be an Eligible Account,  titled
"Wachovia  Asset Funding Trust,  LLC [______]  Trust  Custodial  Account," in which the Servicer or the Issuer,  as applicable,  shall deposit or cause to be deposited any amounts  representing  payments and  collections in respect of the Mortgage Loans received by it subsequent to the  applicable  Cut-Off Date or Subsequent  Cut-Off Date (other than in respect of the  payments  referred  to in the  following  paragraph),  within one  Business  Day  following receipt  thereof (or otherwise on or prior to the Closing Date),  including the following  payments and collections received or made by it (without duplication):

                  (i)      all payments of  principal  of or interest on the Mortgage  Loans (other than amounts in respect of the Excluded  Amount)  received or advanced by the Servicer,  net of any portion of the interest thereof retained by any Subservicer as subservicing fees;

                  (ii)     Net  Liquidation  Proceeds (net of any related  Foreclosure  Profit) and all  Subsequent
Recovery Amounts;

                  (iii)    all proceeds of any Mortgage Loans  repurchased  by the Seller  pursuant to the Purchase
Agreement,  including  any  indemnity  payments  paid by the  Seller  pursuant  to Section  3.1(d) of the  Purchase
Agreement,  and all  Substitution  Adjustment  Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Purchase Agreement;

                  (iv)     Insurance Proceeds,  other than Net Liquidation  Proceeds,  resulting from any insurance policy maintained on a Mortgaged Property;

                  (v)      REO proceeds and Condemnation Proceeds; and

                  (vi)     amounts required to be paid by the Servicer pursuant to Section 8.10;

provided,  however,  that with respect to each  Collection  Period,  the Servicer shall be permitted to retain from payments  in respect of  interest  on the  Mortgage  Loans,  the  Servicing  Fee for such  Collection  Period.  The foregoing  requirements  respecting  deposits to the Custodial  Account are exclusive,  it being  understood  that, without  limiting the generality of the foregoing,  the Servicer need not deposit in the Custodial  Account amounts representing  Foreclosure  Profits,  fees (including annual fees) or late charge  penalties,  payable by Mortgagors
(such amounts to be retained as additional  servicing  compensation in accordance  with  Section 3.10  hereof),  or amounts  received by the Servicer  for the accounts of  Mortgagors  for  application  towards the payment of taxes, insurance  premiums,  assessments  and similar  items.  In the event any amount not required to be deposited in the
Custodial  Account is so deposited,  the Servicer may at any time withdraw such amount from the Custodial  Account, any provision  herein to the contrary  notwithstanding,  and pay such amount to the Person entitled to such amount.
The Servicer shall retain all Foreclosure Profits as additional  servicing  compensation.  Payments and collections allocable to an Excluded  Amount shall not be deposited into the Custodial  Account,  the  Distribution  Account or the Note Payment Account, but shall be distributed by the Servicer to the Seller pursuant to Section 3.04.

         If the  Servicer  makes any P&I  Advances  pursuant  to  Section 3.21  the  Servicer  shall be entitled to reimbursement  itself by withdrawing from the Custodial Account,  as provided herein, any amounts so advanced.  The
Servicer may cause the institution  maintaining the Custodial  Account to invest any funds in the Custodial Account in Permitted  Investments,  which  investments  shall mature not later than the  Business  Day  preceding  the next succeeding  Payment Date, and which  investments  shall not be sold or disposed of prior to maturity.  In addition, no such  Permitted  Investment  shall be  purchased  at a price in excess of par.  Except as  provided  above,  all income and gain realized from any such  investment  shall inure to the benefit of the Servicer and shall be subject to its  withdrawal  or order  from time to time.  The  amount of any losses  incurred  in respect of the  principal amount of any such  investments  shall be deposited in the  Custodial  Account by the Servicer out of its own funds immediately as realized.

         (c)      The Servicer  shall  promptly  report in writing to the Owner  Trustee,  the Paying Agent and the
Indenture  Trustee any material  failure on the Servicer's part to hold the Mortgage Files and maintain its records and  computer  systems  as herein  provided  and  promptly  take  appropriate  action to remedy  any such  failure.
Following the  occurrence of a Servicing  Default as set forth in  Section 7.01(a)(iii)  or (iv), the Issuer or the
Indenture  Trustee shall  immediately  terminate the rights of the Servicer to perform the duties as custodian with respect to the Mortgage  Files for the Mortgage  Loans.  Following  the  occurrence  of a Servicing  Default as set forth in  Section 7.01(a)(i)  or (ii),  the Issuer or the  Indenture  Trustee  shall,  upon 60 days  prior  written notice,  terminate  the rights of the  Servicer to perform the duties as  custodian  with  respect to the  Mortgage
Files for the Mortgage  Loans.  Upon the  termination of the  Servicer's  rights to perform the duties as custodian with respect to any Mortgage  Files,  the Servicer  shall deliver each such Mortgage File to the Indenture  Trustee or its designee in accordance with the instructions of the Indenture Trustee.

         (d)      Upon taking  possession of the Mortgage Files, the Servicer shall (i) maintain  possession of the
Mortgage  Files and (ii) exercise the same degree of care with respect to the  possession of the Mortgage  Files as it would if they were its own property.  The Mortgage  Files shall at all times be held by the Servicer  segregated from any similar  documents.  In performing its duties as custodian,  the Servicer shall act with reasonable  care, using that degree of skill and attention that other  servicers  exercise with respect to the loan files relating to all  comparable  loans that they service.  Mortgage  Files shall be held for the benefit of the Indenture  Trustee, the Enhancer and the Securityholders.

         Section 3.04 Withdrawals  from the Custodial  Account.  The Servicer shall,  from time to time as provided herein,  make  withdrawals from the Custodial  Account of amounts on deposit therein pursuant to Section 3.02  that are attributable to the Mortgage Loans for the following purposes:

         (a)      on each  Determination  Date, the Servicer  shall  determine the pro rata portion of the Interest
Collections  deposited into the Custodial Account with respect to the related  Collection Period that relate to the
Additional  Balance  Increase Amount and, prior to 1:00 p.m. (EST) on the Business Day prior to the related Payment
Date,  the  Servicer  shall  withdraw  such amounts  from the  Custodial  Account and deposit such amounts into the
Distribution  Account  established  by the  Certificate  Paying Agent for  distribution  to the  Certificateholders pursuant to Section 5.01 of the Trust Agreement;

         (b)      on each  Determination  Date, the Servicer shall determine the aggregate  amounts to be withdrawn from the Custodial Account and applied pursuant to  Section 3.05(a)  of the Indenture and, prior to 1:00 p.m. (EST)
on the  Business  Day prior to the related  Payment  Date,  the  Servicer  shall  withdraw  such  amounts  from the
Custodial  Account and deposit such amounts into the Note Payment Account,  the Funding Account or the Distribution
Account,  as applicable,  for distribution by the Paying Agent, in each case in accordance with Section 3.05 of the
Indenture and in the order of priority set forth in  Section 3.05(a)  of the Indenture for such Payment Date and in accordance with the Servicing Certificate;

         (c)      to pay to the Seller any monthly  payments  received from the  Mortgagors  that do not constitute
Transferred Property;

         (d)      prior to the commencement of the Rapid  Amortization  Period,  from Principal  Collections on the
Mortgage  Loans,  and, on and after the Payment Date in ______ 200_, if Principal  Collections  are not  sufficient from Excess Spread, to pay to the Seller, as assignee of the Depositor,  the amount of any Additional Balances,  as and when  created  during the related  Collection  Period,  but only to the extent  that  amounts on deposit in the
Funding  Account are not  sufficient  for such purpose;  provided that Excess Spread shall not be so applied if the
Enhancer has not been  reimbursed  for all draws made under the Policy,  with interest;  and provided  further that
Excess  Spread  (calculated  with  respect to the  following  Payment  Date) in the  Custodial  Account will not be applied to purchase  Additional  Balances to the extent that after such purchase the  Overcollateralization  Amount would exceed the Overcollateralization Target Amount, calculated in each case as of the following Payment Date;

         (e)      to  the  extent  deposited  to  the  Custodial  Account,  to  reimburse  itself  or  the  related
Subservicer for previously  unreimbursed  expenses incurred in maintaining  individual  insurance policies pursuant to Section 3.05,  for Servicing Advances, for fees payable pursuant to Section 3.08,  for expenses payable pursuant to  Section 3.10,  for amounts  reimbursable  pursuant to  Section 6.03 or Liquidation  Expenses,  paid pursuant to
Section 3.08  or  otherwise  reimbursable  pursuant  to the terms of this  Agreement  (to the  extent  not  payable pursuant to  Section 3.10),  such withdrawal right being limited to amounts  received on particular  Mortgage Loans
(other than any  Repurchase  Price in respect  thereof) that  represent  late  recoveries of the payments for which such  advances  were made,  or from  related  Net  Liquidation  Proceeds or the  proceeds  of the  purchase of such
Mortgage Loan;

         (f)      to pay itself an amount equal to the related  Servicing Fee (to the extent not retained  pursuant to Section 3.03);

         (g)      to the  extent  deposited  in the  Custodial  Account,  to pay  to  the  Servicer  as  additional servicing  compensation  any (i) interest or investment  income earned on funds deposited in the Custodial  Account that it is entitled to withdraw  pursuant to Section 3.03,  and  (ii) Foreclosure  Profits (to the extent permitted by law);

         (h)      to pay to the Seller,  with respect to any Mortgage Loan or property  acquired in respect thereof that has been  purchased  or  otherwise  transferred  to the  Seller,  the  Servicer or other  entity,  all amounts received  thereon  and not  required  to be  distributed  to  Securityholders  as of the date on which the  related
Purchase Price or Repurchase Price is determined;

         (i)      to withdraw any other  amount,  determined  without  duplication  with respect to an other amount provided  for in this  Section 3.04,  deposited  in the  Custodial  Account  that was not  required to be deposited therein pursuant to Section 3.03;

         (j)      to pay to the  Servicer,  with respect to any Mortgage Loan for which the Servicer has made a P&I
Advance that has not been  previously  reimbursed  to the extent of receipts of late  recoveries  of such  payments from the  related  Mortgagor,  out of related Net  Liquidation  Proceeds  or the  proceeds of the  purchase of such
Mortgage Loan; and

         (k)      to reimburse the Servicer for any advances or expenses that have not been  previously  reimbursed pursuant to such clauses (e) or (j).

         Since,  in connection  with  withdrawals  pursuant to clauses (c),  (e), (f), (h) and (j), the  Servicer's entitlement  thereto is limited to  collections  or other  recoveries on the related  Mortgage  Loan,  the Servicer shall keep and  maintain  separate  accounting,  on a Mortgage  Loan by  Mortgage  Loan  basis,  for the purpose of justifying  any  withdrawal  from the  Custodial  Account  pursuant  to such  clauses.  Notwithstanding  any  other provision  of this  Agreement,  the  Servicer  shall  be  entitled  to be  reimbursed  itself  for  any  previously unreimbursed  expenses  incurred pursuant to Section 3.08 or otherwise  reimbursable  pursuant to the terms of this
Agreement that the Servicer  determines to be otherwise  nonrecoverable,  by withdrawal from the Custodial  Account of amounts on deposit  therein  attributable  to the  Mortgage  Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

         If any deposit  required to be made by the Servicer  pursuant to Section 3.04(b) is not made when due, the
Servicer  shall pay to the  Paying  Agent,  out of the  Servicer's  own  funds,  one day of  interest  on such late payment,  at a per annum rate equal to the  effective  Federal  Funds Rate for such date.  Such  interest  shall be remitted to the Paying Agent on the same day that the Servicer remits the late remittance to the Paying Agent.

         Section 3.05 Maintenance  of Hazard  Insurance;  Property  Protection  Expenses.  To the extent  permitted under the related  Loan  Agreement  and  Mortgage,  and to the extent the  Servicer  receives  notice that a hazard insurance  policy has been  cancelled,  the Servicer  shall cause to be  maintained  for each  Mortgage Loan hazard insurance naming the Servicer or related  Subservicer as loss payee thereunder  providing  extended  coverage in an amount which is at least equal to the lesser of (i) the maximum  insurable value of the improvements  securing such
Mortgage  Loan  from  time to time or (ii) the  combined  principal  balance  owing on such  Mortgage  Loan and any mortgage  loan senior to such  Mortgage Loan from time to time;  provided,  however,  that such coverage may not be less than the minimum  amount  required to fully  compensate  for any loss or damage on a  replacement  cost basis.
The  Servicer  shall use its best  efforts to monitor  that hazard  insurance  is  maintained  as  described in the previous  sentence in the same manner as it would for  mortgage  loans in its own  portfolio.  The  Servicer  shall cause to be  maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage
Loan, fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application of any  co-insurance  clause  contained in the related hazard  insurance  policy,  the premium for which shall be a Servicing  Advance  within the meaning of  Section 3.08.  Amounts  collected by the Servicer under any such  policies  (other  than  amounts to be  applied  to the  restoration  or repair of the  related  Mortgaged
Property or property thus acquired or amounts  released to the Mortgagor in accordance  with the Servicer's  normal servicing  procedures)  shall be deposited in the Custodial  Account to the extent called for by  Section 3.03.  In cases in which any  Mortgaged  Property  is located at any time  during the life of a Mortgage  Loan in a federally designated  flood area, to the extent  permitted  under the related Loan Agreement and Mortgage,  and to the extent the Servicer  receives  notice that the related flood  insurance  has been  cancelled,  the hazard  insurance to be maintained for the related  Mortgage Loan shall include flood insurance (to the extent  available).  All such flood insurance  shall be in amounts equal to the lesser of (i) the amount  required to compensate for any loss or damage to the  related  Mortgaged  Property on a  replacement  cost basis and (ii) the  maximum  amount of such  insurance available for such Mortgaged  Property under the national flood insurance  program (assuming that the area in which such Mortgaged  Property is located is participating  in such program).  The Servicer shall use its best efforts to monitor such flood  insurance  as  described  in the previous  sentence in the same manner as it would for mortgage loans in its own  portfolio.  The Servicer  shall be under no  obligation  to require that any  Mortgagor  maintain earthquake or other  additional  insurance and shall be under no obligation  itself to maintain any such additional insurance on property  acquired in respect of a Mortgage  Loan,  other than  pursuant to such  applicable  laws and regulations  as shall at any time be in force and as shall  require  such  additional  insurance.  If the  Servicer shall obtain and maintain a blanket policy  consistent  with its general  mortgage  servicing  activities  insuring against  hazard  losses on all of the  Mortgage  Loans,  it shall  conclusively  be deemed  to have  satisfied  its obligations  as set forth in the first  sentence of this  Section 3.05,  it being  understood  and agreed that such policy may contain a deductible  clause,  in which case the Servicer  shall, in the event that there shall not have been maintained on the related  Mortgaged  Property a policy complying with the first sentence of this Section 3.05 and there shall have been a loss which would have been covered by such  policy,  deposit in the  Custodial  Account the amount of such loss that would have  otherwise  been  covered.  Any such deposit by the Servicer  shall be made on the last Business Day of the  Collection  Period in the month in which payments under any such policy would have been  deposited in the Custodial  Account.  In connection  with its  activities as servicer of the Mortgage  Loans, the Servicer agrees to present,  on behalf of itself, the Issuer and the Indenture  Trustee,  claims under any such blanket policy.

         Section 3.06 Modification Agreements.

         (a)      The Servicer or the related  Subservicer,  as the case may be,  shall be entitled to  (a) execute assumption agreements,  substitution  agreements,  and instruments of satisfaction or cancellation or of partial or full release or discharge,  or any other document  contemplated by this Agreement and other comparable  instruments with respect to the Mortgage  Loans and with respect to the related  Mortgaged  Properties  (and the Issuer and the
Indenture  Trustee each shall  promptly  execute any such documents on request of the Servicer) and (b) approve the granting  of an easement  thereon in favor of another  Person,  any  alteration  or  demolition  of such  Mortgaged
Properties or other similar  matters,  if it has  determined,  exercising its good faith  business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loans,  that the security for, and the timely and full  collectability  of, such  Mortgage  Loans would not be  adversely  affected  thereby.  A partial  release pursuant  to this  Section 3.06  shall be  permitted  only if the CLTV for the  related  Mortgage  Loan  after such partial  release  does not exceed the CLTV for such  Mortgage  Loan as of the  Cut-Off  Date or related  Subsequent
Cut-Off Date, as  applicable.  Any fee collected by the Servicer or the related  Subservicer  for  processing  such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

         (b)      Notwithstanding  any other  provision of this  Agreement to the contrary,  the  Servicer,  at its option  and in its sole  discretion,  may  modify any  Mortgage  Loan to (i)  change  the Loan Rate  payable on the related  Mortgage Loan,  (ii) increase the credit limit on the related  Mortgage Loan above the limit stated in the related Loan  Agreement,  (iii) refinance the existing senior Lien or place a new senior Lien related to a Mortgage
Loan  resulting  in a CLTV Ratio  above the  previous  CLTV Ratio for such  Mortgage  Loan,  or (iv) make any other material  modification to the related Mortgage Loan; provided,  however,  that without the consent of the Enhancer, the  aggregate  Principal  Balance of the Mortgage  Loans  modified by this  Section 3.06(b)  shall not exceed five percent (5%) of the Pool Balance as of the Cut-Off Date;  provided,  further,  that any decision by the Servicer to modify a Mortgage Loan shall be normal and usual in accordance with its general mortgage  servicing  activities and consistent  with the  procedures  the  Servicer  employs in servicing  all other  Mortgage  Loans in the  servicing portfolio with characteristics  similar to those of the Mortgage Loans (including,  but not limited to, analysis of credit scores, overall customer  relationships and comparable industry standards) and provided,  further, that, any
Mortgage  Loan  modified in  connection  with a  Promotional  Advance will not be included in the five percent (5%)
limitation described herein.

         Section 3.07 Trust Estate; Related Documents.

         (a)      When required by the  provisions  of this  Agreement,  the Issuer or the Indenture  Trustee shall execute  instruments  furnished to them by the Servicer to release  property from the terms of the Trust  Agreement or Indenture,  as applicable,  or convey the Issuer's or the Indenture  Trustee's interest in the same, in a manner and under  circumstances  that are not  inconsistent  with the provisions of this Agreement.  No party relying upon an instrument  executed by the Issuer or the Indenture Trustee as provided in this  Section 3.07  shall be bound to ascertain  the Issuer's or the Indenture  Trustee's  authority,  inquire into the  satisfaction  of any  conditions precedent or see to the application of any moneys.

         (b)      Upon receipt of a Request for Release from the Servicer,  substantially  in the form of Exhibit D hereto,  to the effect that a Mortgage  Loan has been the subject of a final  payment or a  prepayment  in full and such  Mortgage  Loan has been  terminated  or that  substantially  all Net  Liquidation  Proceeds  that  have  been determined by the Servicer in its  reasonable  judgment to be finally  recoverable  have been  recovered,  and upon deposit to the  Custodial  Account of such final  monthly  payment,  prepayment  in full  together with accrued and unpaid  interest to the date of such payment with respect to such Mortgage Loan or, if applicable,  Net Liquidation
Proceeds,  the Indenture  Trustee shall execute such Related  Documents  furnished to it, along with such documents as the Servicer or the related  Mortgagor  may request to evidence  satisfaction  and  discharge  of such  Mortgage
Loan, upon request of the Servicer.

         Section 3.08 Realization upon Defaulted Mortgage Loans.

         (a)      The Servicer  shall,  consistent  with the provisions of the Mortgage and the Collection  Policy, foreclose upon or otherwise  comparably  convert  (which may include  acquisition of an REO Property) the ownership of any Mortgaged  Property  securing a Mortgage Loan (but shall not sell or convey such Mortgage Loan) in the event of a default  under the  Mortgage  when no  satisfactory  arrangements  can be made for  collection  of  delinquent payments  pursuant to Section 3.02,  subject to the provisions  contained in this  Section 3.08(a)  and only if the
Servicer  determines  that  there  is  sufficient  equity  in  the  related  Mortgaged  Property  to  justify  such foreclosure.  In connection with such foreclosure or other  conversion,  the Servicer shall use reasonable  efforts to realize  upon such  defaulted  Mortgage  Loan in such  manner as will  maximize  the  receipt of  principal  and interest thereon,  taking into account,  among other things,  the timing of foreclosure  proceedings.  The Servicer shall pay all costs and expenses incurred by it in any such  proceedings;  provided,  however,  that such costs and expenses shall be deemed to be a "Servicing  Advance" and the Servicer shall be reimbursed  therefor as provided in
Section 3.04  hereof;  provided,  further,  that, in any case in which the Mortgaged  Property  shall have suffered damage such that the complete  restoration  thereof is not fully  reimbursable by insurance policies required to be maintained  with  respect  thereto,  the  Servicer  shall not be required  to expend its own funds to restore  such
Mortgaged  Property unless it shall determine,  in good faith,  that such restoration will increase the Liquidation
Proceeds to the Trust after  reimbursement  to itself for such expenses.  In addition to the  reimbursement  of its costs and expenses,  the Servicer  shall be entitled to a reasonable and customary fee as agreed to by the Servicer and the Issuer for performing  any  foreclosure  activities  pursuant to this  Section 3.08(a),  which fee shall be payable pursuant to Section 3.04.

         (b)      Any Liquidation Proceeds,  Insurance Proceeds,  REO Proceeds or Condemnation Proceeds received in respect of a Mortgaged  Property shall be deposited in the Custodial  Account  pursuant to Section 3.03 and applied pursuant to Section 3.04.

         (c)      In connection with such foreclosure or other conversion,  the Servicer shall exercise  collection and foreclosure  procedures in accordance with the Collection  Policy and with the same degree of care and skill in its exercise or use as it would  exercise or use under the  circumstances  in the conduct of its own  affairs.  The
Servicer shall take into account the existence of any hazardous  substances,  hazardous wastes or solid wastes,  as such terms are defined in the  Comprehensive  Environmental  Response  Compensation and Liability Act, the Resource
Conservation and Recovery Act of 1976, or other federal, state or local environmental  legislation,  on a Mortgaged
Property in  determining  whether to foreclose  upon or otherwise  comparably  convert the ownership of a Mortgaged
Property.  Any amounts advanced in connection with such  foreclosure or other action shall  constitute  "Servicing
Advances."

         Section 3.09 Management and CityplaceSale of REO Property.  The Servicer shall manage,  conserve,  protect and operate  each REO Property  solely for the purpose of its prudent and prompt  disposition  and sale;  provided, however,  that the Servicer shall complete such sale and  disposition no later than, and the Trust shall not retain ownership of any REO  Property for longer than,  36 months after the date on which such REO Property is acquired by the Trust.  The Servicer  shall,  either  itself or through an agent  selected by the Servicer,  manage,  conserve, protect and operate the REO Property in the same manner that it manages,  conserves,  protects  and operates  other foreclosed  property for its own account,  and in the same manner that similar property in the same locality as the
REO Property is managed.  The Servicer shall attempt to sell the same (and may  temporarily  rent the same) on such terms and  conditions  as the Servicer  deems to be in the best interest of the  Securityholders,  the Enhancer and the Trust.

         The  Servicer  shall cause to be set aside  pursuant to  Section 3.03,  no later than five  Business  Days after the receipt  thereof,  all revenues  received with respect to the conservation and disposition of the related
REO Property net of funds  necessary for the proper  operation,  management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

         The  disposition  of REO Property  shall be carried out by the  Servicer for cash at such price,  and upon such terms and conditions,  as the Servicer deems to be in the best interest of the  Securityholders,  the Enhancer and  the  Trust.  The  cash  proceeds  of  sale of the REO  Property  shall  be  promptly  set  aside  pursuant  to
Section 3.03 as received from time to time and, as soon as practicable thereafter,  the expenses of such sale shall be paid.  Any costs or advances of the  Servicer  pursuant to this  Section 3.09  also shall  constitute  Servicing
Advances.  The  Servicer  shall  reimburse  itself  for any  related  unreimbursed  Servicing  Advances  and unpaid
Servicing Fees pursuant to Section 3.04.

         Section 3.10 Issuer and  Indenture  Trustee to  Cooperate.  Upon receipt of payment in full,  the Servicer is  authorized  to  execute,  pursuant  to  the  authorization  contained  in  Section 3.01(c),  an  instrument  of satisfaction  regarding the related  Mortgage,  which instrument of satisfaction  shall be recorded by the Servicer if required by applicable  law and be delivered to the Person  entitled  thereto.  It is understood and agreed that any expenses  incurred in connection  with such  instrument of  satisfaction  or transfer shall be reimbursed  from amounts  deposited in the Custodial  Account as provided in Section 3.04.  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance  with the  provisions  hereof,  upon request of the  Servicer  to the  Issuer,  of a Request  for  Release,  in the form  attached  hereto as Exhibit D,  Issuer or
Indenture  Trustee shall  promptly  execute such  documents,  in the forms  provided by the  Servicer,  as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions.

         In order to  facilitate  the  foreclosure  of the Mortgage  securing any Mortgage  Loan that is in default following  recordation of the related  Assignment of Mortgage to the Indenture Trustee or the Issuer if required in accordance  with the provisions of the Purchase  Agreement or this Agreement,  the Indenture  Trustee or the Issuer shall,  if so  requested  in writing  by the  Servicer,  promptly  execute an  appropriate  assignment  in the form provided by the Servicer to assign such  Mortgage  Loan for the purpose of  collection  to the  Servicer  (any such assignment  shall  unambiguously  indicate that the  assignment is for the purpose of collection  only),  and, upon such  assignment,  the Servicer as assignee for  collection  will thereupon  bring all required  actions in its own name and  otherwise  enforce the terms of such Mortgage  Loan and deposit or credit the Net  Liquidation  Proceeds, exclusive of  Foreclosure  Profits,  received with respect  thereto into the Custodial  Account.  In the event that all  delinquent  payments due under any such Mortgage  Loan are paid by the  Mortgagor  and any other  defaults are cured,  then the Servicer as assignee for collection  shall  promptly  reassign such Mortgage Loan to the Indenture
Trustee and return all Related Documents to the place where the related Mortgage File was being maintained.

         In connection  with the Issuer's  obligation to cooperate as provided in this  Section 3.10  and all other provisions  of this  Agreement  requiring the Issuer to authorize or permit any actions to be taken with respect to the Mortgage  Loans,  the  Indenture  Trustee,  as pledgee of the  Mortgage  Loans and as assignee of record of the
Mortgage Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture,  expressly  agrees,  on behalf of the Issuer,  to take all such  actions on behalf of the Issuer and  promptly to execute and return all  instruments reasonably required by the Servicer in connection  therewith;  provided,  however,  that if the Servicer requests a signature of the  Indenture  Trustee on behalf of the Issuer,  then the  Servicer  shall  deliver to the  Indenture
Trustee an Officer's  Certificate  stating that such  signature is necessary or  appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Section 3.11 Compensation; Payment of Certain Expenses.

         (a)      As  compensation  for its  services  hereunder,  the  Servicer  shall be  entitled to receive the
Servicing Fee in accordance with  Section 3.03(b)  and  Section 3.04 as  compensation  for its services  hereunder.
Moreover,  late  payment  charges  and the other  amounts  specified  in  Section 3.03(b)  shall be retained by the
Servicer as additional servicing compensation.

         (b)      The  Servicer  shall be  required  to pay all  expenses  incurred  by it in  connection  with its servicing  or  administrative  activities  hereunder,  and all fees and expenses of the Owner  Trustee,  the Paying
Agent, the Note Registrar,  the Certificate Paying Agent, the Certificate  Registrar and the Indenture Trustee, and
shall not be entitled to reimbursement therefor except as otherwise provided in this Agreement.

         Section 3.12 Annual Statement as to Compliance.

         (a)      Within 90 days after December 31 of each year,  commencing  with 200_, the Servicer shall deliver to the Issuer,  the Indenture  Trustee,  the Paying Agent,  the Depositor and the  Underwriter,  with a copy to the
Enhancer,  a servicer  compliance  certificate,  signed by an authorized  officer of the Servicer,  as described in
Item 1123 of Regulation AB, to the effect that:

                  (i)      A  review  of  the  Servicer's  activities  during  the  reporting  period  and  of  its performance under this Agreement has been made under such officer's supervision.

                  (ii)     To the  best of such  officer's  knowledge,  based  on such  review,  the  Servicer  has fulfilled all of its obligations  under this Agreement in all materials  respects  throughout the reporting  period or, if there has been a failure to fulfill  any such  obligation  in any  material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

                  The  Servicer  shall  use  commercially  reasonable  efforts  to obtain  from all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Servicer's  duties hereunder if any such party fails to deliver such a certification.

         (b)      The Servicer shall deliver to the Issuer and the Indenture  Trustee,  with a copy to the Enhancer and the Paying Agent,  promptly after having obtained knowledge  thereof,  but in no event later than five Business
Days thereafter,  written notice by means of an Officer's  Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

         Section 3.13 Annual Independent  Public  Accountant's  Servicing Report.  Within 90 days after December 31 of each  year,  beginning  with  200_,  the  Servicer  at its  expense  shall  cause a firm of  independent  public accountants,  which shall be members of the  American  Institute  of  Certified  Public  Accountants,  to furnish a report to the Depositor and the Indenture Trustee the attestation required under Item 1122(b) of Regulation AB.

         Section 3.14 Access to Certain  Documentation  and  Information  Regarding  the Mortgage  Loans.  Whenever
required by statute or regulation,  the Servicer shall provide to the Enhancer,  any Securityholder upon reasonable request (or a regulator for a  Securityholder)  or the Indenture  Trustee,  reasonable  access to the documentation regarding the Mortgage Loans.  Such access shall be afforded without charge,  but only upon reasonable  request and during normal  business  hours at the offices of the Servicer.  Nothing in this  Section 3.14  shall  derogate from the  obligation of the Servicer to observe any  applicable  law  prohibiting  disclosure of  information  regarding
Mortgagors,  and the failure of the  Servicer to provide  access as  provided in this  Section 3.14  as a result of such obligation shall not constitute a breach of this Section 3.14.

         Section 3.15 Maintenance of Certain  Servicing  Insurance  Policies.  The Servicer shall,  during the term of its service as  Servicer,  maintain in force and effect (i) a policy or policies of  insurance  covering  errors and omissions in the  performance of its  obligations as Servicer  hereunder and (ii) a fidelity bond in respect of its  officers,  employees or agents.  Each such policy or policies and fidelity bond shall be at least equal to the coverage  that would be required  by Fannie Mae or Freddie  Mac,  whichever  is  greater,  for  Persons  performing servicing  for  mortgage  loans  purchased  by such entity.  The  Servicer  shall  furnish a copy of such policy or policies and/or fidelity bond to the Enhancer upon the Enhancer's reasonable request therefor.

         Section 3.16 Information  Required  by the  Internal  Revenue  Service and  Reports of  Foreclosures  and
Abandonments  of Mortgaged  Property.  The  Servicer  shall  prepare and deliver all federal and state  information reports with  respect to the Mortgage  Loans when and as required by all  applicable  state and federal  income tax laws.  In  particular,  with  respect to the  requirement  under  Section 6050J  of the Code to the effect that the
Servicer or Subservicer  shall make reports of foreclosures  and  abandonments  of any mortgaged  property for each year beginning in 200_, the Servicer or Subservicer  shall file reports relating to each instance  occurring during the  previous  calendar  year in which the Issuer (a)  acquired  an  interest  in any  Mortgaged  Property  through foreclosure or other comparable  conversion in full or partial  satisfaction of a Mortgage Loan, or (b) knew or had reason to know that any  Mortgaged  Property  had been  abandoned.  The reports  from the  Servicer or  Subservicer shall be in form  and  substance  sufficient  to meet the  reporting  requirements  imposed  by  Section 6050J  and
Section 6050H (reports relating to mortgage interest received) of the Code.

         Section 3.17 Assignments; Recordings of Assignments.

         (a)      Concurrently  herewith,  the  Depositor  has  contracted  to acquire the Mortgage  Loans from the
Seller and the Issuer has  Granted  its right,  title and  interest  in the  Mortgage  Loans and other  Transferred
Property  constituting  the Trust Estate to the Indenture  Trustee to secure payments on the Notes. The Seller will deliver the original  Loan  Agreements to the Servicer on behalf of the  Depositor,  endorsed or assigned in blank, to effect the transfer to the Issuer of the Loan  Agreements  and all related  Mortgages and other loan  documents.
The parties  hereto  acknowledge  and agree that the  Mortgage  Loans shall for all purposes be deemed to have been transferred  from the  Seller  to the  Depositor,  from the  Depositor  to the  Issuer  and from the  Issuer to the
Indenture Trustee.

         (b)      If the credit  rating of  Wachovia  is  withdrawn  or  reduced to "____" by  Standard & Poor's or
"____" by [Moody's],  the Servicer shall,  within 30 days of any such withdrawal or reduction,  at its own expense, prepare  Assignments  of  Mortgage  (which may be included  in one or more  blanket  assignments  if  permitted  by applicable  law) in recordable  form from the Seller to  "[____________],  as Indenture  Trustee under that certain
Indenture dated as of _____ __, 200_, for Wachovia Asset Funding Trust,  LLC [______] Trust".  In addition,  if the credit  rating of  Wachovia  is  withdrawn  or reduced  to below  "____" by  Standard  & Poor's or below  "____" by
[Moody's],  the Servicer shall,  within 60 days of any such withdrawal or reduction,  at its own expense,  complete and submit for recording in the  appropriate  public office for real property  records the  Assignments of Mortgage for each Mortgage Loan,  provided that no such  recordation  will be required in any state where, in the opinion of counsel  acceptable to the Enhancer,  such recording is not required to protect the Indenture  Trustee's  interests in the  Mortgage  Loan against the claim of any  subsequent  transferee  or any creditor of the Seller.  While such assignment  to be recorded is being  recorded,  the Servicer  shall retain a photocopy of such  assignment.  If any assignment  is lost or returned  unrecorded  to the Servicer  because of any defect  therein,  the  Servicer  shall prepare a  substitute  assignment  or cure such  defect,  as the case may be,  and the  Servicer  shall  cause such assignment to be recorded in accordance  with this  paragraph.  Any Assignment of Mortgage  required to be recorded hereunder shall be retained in the Mortgage File.

         Section 3.18 [Reserved].

         Section 3.19 Funding Account and Distribution Account.

         (a)      No later than the Closing Date, the Indenture  Trustee shall  establish and maintain on behalf of the Enhancer and the Noteholders one or more segregated trust accounts,  which shall be Eligible  Accounts,  titled
"Funding Account,  [_________________],  as Indenture Trustee for Wachovia Asset Funding Trust, LLC [______] Trust"
(the  "Funding  Account").  On the  Business  Day prior to each  Payment  Date  during the  Revolving  Period,  the
Servicer  shall  withdraw  from the  Custodial  Account and deposit (x) into the Funding  Account (i) the aggregate amount of Principal  Collections  remaining after the purchase of all Additional  Balances and Subsequent  Mortgage
Loans,  and (ii) on and after the Payment Date occurring in [_____] 200_,  from Excess Spread the amount  necessary to be applied so that the Overcollateralization  Amount is not less than the  Overcollateralization  Target Amount, and (y) into the  Distribution  Account  established  by the  Certificate  Paying  Agent,  the  Additional  Balance
Increase  Amount,  in each case to the extent  available and subject to the  provisions  of Section  3.05(a) of the
Indenture.

         (b)      On each  Subsequent  Transfer Date, the Servicer shall instruct the Indenture  Trustee in writing to  withdraw  from the  Funding  Account an amount  equal to the  aggregate  Principal  Balance  as of the  related
Subsequent Cut-Off Date of the Subsequent  Mortgage Loans to be sold to the Trust on such Subsequent  Transfer Date and allocate such  withdrawal to amounts on deposit in the Funding  Account,  and to pay such amount to or upon the order of the Seller upon  satisfaction  of the conditions set forth in this  Agreement,  in the Purchase  Agreement and in the related Subsequent Transfer Agreement with respect thereto.

         (c)      The  Servicer  may cause the  institution  maintaining  the  Funding  Account to invest any funds therein in Permitted  Investments  having a maturity of up to 90 days or maturing or otherwise  available not later than the Business Day preceding  the related  Payment Date on which funds are scheduled to be withdrawn to purchase
Subsequent  Mortgage  Loans or Additional  Balances,  provided that no such  investment  may be sold or disposed of prior to  maturity.  If no  instructions  are  received  as to which  Permitted  Investments  the  funds  are to be invested in, the funds shall be invested in Permitted  Investments  described in clause (v) of such definition.  In addition,  no such  Permitted  Investment  shall be  purchased  at a price in excess  of par.  At any time when the
Indenture  Trustee is  maintaining  the Funding  Account,  any request by the  Servicer to invest  funds on deposit therein shall be in writing,  delivered to the Indenture Trustee at or before 10:30 a.m.,  placeStateNew York time, if such  investment  is to be made on such day.  The Servicer  shall  certify that the  requested  investment  is a
Permitted  Investment  maturing at or prior to the time required  hereby.  Any such investment  shall be registered in the name of the Indenture  Trustee or its nominee,  and to the extent that any such investment is  certificated, such  investment  shall be maintained with the Indenture  Trustee at its Corporate Trust Office.  All net income or other gain  received  from any such  investment  shall be deposited  into or credited to the  Custodial  Account as
Interest Collections, and may be withdrawn therefrom in accordance with Section 3.05 of the Indenture.

         (d)      From time to time the  Indenture  Trustee  shall make  withdrawals  from the  Funding  Account in accordance with written instructions from the Servicer as follows:

                  (i)      on each  Payment  Date  during  the  Revolving  Period,  any  amounts  on deposit in the
Funding Account,  including Excess Spread,  shall be withdrawn and applied,  to the extent available to the Seller, as designee of the Depositor,  as payment for Additional Balances,  if any, in an amount equal to (A) the aggregate of all Draws during the related  Collection  Period or (B) if the  Servicer  has applied  amounts on deposit in the
Custodial  Account  representing  Principal  Collections  received during such Collection Period to the purchase of
Additional  Balances,  the excess, if any, of the aggregate of all Draws during the related  Collection Period over the amount on deposit in the Funding Account;

                  (ii)     on each  Subsequent  Transfer  Date, any amounts on deposit in the Funding  Account,  to the extent not used to purchase  Additional  Balances,  shall be  withdrawn  and applied as payment for  Subsequent
Mortgage  Loans,  if any,  in an amount  equal to the  aggregate  Principal  Balance as of the  related  Subsequent
Cut-Off Date of the Subsequent Mortgage Loans;

                  (iii)    prior to 3:00 p.m.  (EST) on the  Business  Day prior to the  Payment  Date  immediately following the last day of the Revolving Period,  any amounts  remaining on deposit in the Funding Account,  if any, after giving effect to clauses (i) and (ii) above,  shall be first  deposited into the  Distribution  Account in an amount  equal to the  lesser of (A) the  Additional  Balance  Increase  Amount and (B) the amount on deposit in the
Funding  Account,  and then shall be deposited to the Note Payment Account for payment to the Noteholders  pursuant to Section 3.05 of the Indenture.

         Section 3.20 [Reserved].

         Section 3.21 P&I Advances.

         (a)      The  Servicer,  in its sole  discretion,  may deposit into the  Custodial  Account  (from its own funds) an amount equal to the aggregate  amount of principal of or interest on Mortgage Loans that were  delinquent as of the end of any Collection  Period ("P&I  Advances").  The Servicer shall notify the Indenture Trustee and the
Paying Agent by a certificate  of the Servicing  Officer of (i) the aggregate  amount of P&I Advances for a Payment
Date and (ii) the amount of any Nonrecoverable P&I Advances for such Payment Date.

         (b)      Notwithstanding  anything  herein to the  contrary,  no P&I Advance  shall be required to be made hereunder  or  shall be made  hereunder  if such P&I  Advance  would,  if made,  constitute  a  Nonrecoverable  P&I
Advance.  On the fourth  Business  Day before each Payment  Date,  the Servicer  shall  determine  whether each P&I
Advance made with respect to any previous Payment Date is a Nonrecoverable P&I Advance.

         Section 3.22 Transfer of Mortgage Loans.

         (a)      Subject to the  conditions  set forth below,  the  Servicer,  upon receipt of written  notice and direction  from the Issuer,  shall cause the retransfer of Mortgage Loans from the Trust Estate to the Issuer as of the close of business on a Payment Date (the "Transfer  Date").  On the fifth  Business Day (the  "Transfer  Notice
Date") prior to the Transfer Date  designated in such notice,  the Servicer shall give the Indenture  Trustee,  the
Rating  Agencies,  the Paying Agent and the Enhancer a notice of the proposed  retransfer  that  contains a list of the Mortgage Loans to be  retransferred.  Such  retransfers of Mortgage Loans shall be permitted upon  satisfaction of the following conditions:

                  (i)      No Rapid Amortization Event has occurred;

                  (ii)     On the Transfer  Date,  the  Overcollateralization  Amount  (after  giving effect to the removal  from the Trust  Estate of the  Mortgage  Loans  proposed  to be  retransferred)  will  equal or exceed the
Overcollateralization Target Amount;

                  (iii)    The  retransfer  of  any  Mortgage  Loans  on  any  Transfer  Date  during  the  Managed
Amortization  Period shall not, in the  reasonable  belief of the  Servicer,  cause a Rapid  Amortization  Event to occur or an event which with notice or lapse of time or both would constitute a Rapid Amortization Event;

                  (iv)     On or before the Transfer  Date,  the  Servicer  shall have  delivered to the  Indenture
Trustee and the Paying Agent a revised Mortgage Loan Schedule  showing that the Mortgages Loans  transferred to the
Certificateholders are no longer owned by the Trust Estate;

                  (v)      The Servicer  shall  represent  and warrant  that the Mortgage  Loans to be removed from the Trust  Estate were  selected at random and the Servicer  shall have  received the consent of the Enhancer as to the selection of the particular Mortgage Loans to be removed; and

                  (vi)     The Enhancer shall have consented to the Transfer;

                  (vii)    Notice of such removal has been given to the Rating Agencies;

                  (viii)   Such transfer may only occur once per month;

                  (ix)     The  Outstanding  Principal  Balance  of the  Transferred  Mortgage  Loans  shall not be greater than the Outstanding Additional Balance Increase Amount immediately prior to such transfer; and

                  (x)      The Servicer  shall have  delivered to the Indenture  Trustee,  the Paying Agent and the
Enhancer  an  Officer's  Certificate  certifying  that the items  set  forth in  subparagraphs  (i)  through  (ix), inclusive,  have been performed or are true and correct,  as the case may be. The Indenture  Trustee and the Paying
Agent may  conclusively  rely on such  Officer's  Certificate,  shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         The  Servicer  shall not be  permitted  to effect the  retransfer  of any  Mortgage  Loan except under the conditions  specified  above.  Upon  receiving the requisite  notice and  direction  from the Issuer,  the Servicer shall perform in a timely  manner those acts required of it, as specified  above.  Upon  satisfaction  of the above conditions,  on the Transfer Date the Servicer  shall  deliver,  or cause to be delivered,  to the Issuer a written itemization of each Mortgage Loan being  transferred,  together with the Mortgage File for each such Mortgage Loan, and the Indenture  Trustee shall  execute and deliver to the Issuer or its designee such other  documents  prepared by the Servicer as shall be reasonably  necessary to transfer such Mortgage  Loans to the  Certificateholders.  Any such transfer of the Trust Estate's right,  title and interest in and to Mortgage Loans shall be without  recourse, representation or warranty by or of the Indenture Trustee or the Trust Estate to the Issuer or its designee.

                                                    ARTICLE IV

                                               Servicing Certificate

         Section 4.01 Statements to Securityholders.

         (a)      With  respect to each Payment  Date,  on the Business  Day  following  the related  Determination
Date, the Servicer shall forward the Servicing  Certificate to the Indenture  Trustee and the Paying Agent, and the
Paying  Agent,  pursuant  to  Section 3.26  of the  Indenture,  shall on such  Payment  Date  make  such  Servicing
Certificate  available  to  each  Certificateholder,  each  Noteholder,  the  Depositor,  the  Owner  Trustee,  the
Certificate  Paying Agent,  the Paying Agent and each Rating  Agency,  with a copy to the  Enhancer.  The Servicing
Certificate shall set forth the following information as to the Notes and Certificates, to the extent applicable:

                  (i)      the applicable Record Date, Determination Date and Payment Date;

                  (ii)     the  aggregate  amount  of  payments  received  with  respect  to  the  Mortgage  Loans, including prepayment amounts;

                  (iii)    the Servicing Fee and Subservicing Fee payable to the Servicer and the Subservicer;

                  (iv)     the amount of any other fees or expenses paid,  and the identity of the party  receiving such fees or expenses;

                  (v)      the aggregate amount of (a) Interest Collections,  (b) Principal  Collections (and, with respect  to any  Payment  Date  relating  to the  Managed  Amortization  Period,  Net  Principal  Collections)  and
(c) Substitution Adjustment Amounts for such Collection Period;

                  (vi)     the amount of such distribution as principal to the Noteholders;

                  (vii)    the amount of such distribution as interest to the Noteholders,  the amount thereof,  if any, payable in respect of unpaid Interest  Shortfalls,  and the amount of any Interest  Shortfalls for the related
Payment Date;

                  (viii)   each  Deficiency  Amount,  if any,  for such Payment  Date and the  aggregate  amount of prior draws on the Policy thereunder not yet reimbursed;

                  (ix)     the amount, if any, received under the Yield Maintenance Agreement;

                  (x)      the amount of such distribution to the Certificateholders;

                  (xi)     the amount of any Additional  Balance Increase Amount payable to the  Certificateholders and the amount of Principal Collections paid in respect of such Additional Balance Increase Amount;

                  (xii)    the  aggregate  Principal  Balance of the Mortgage  Loans as of the end of the preceding
Collection Period;

                  (xiii)   the  number and  aggregate  Principal  Balances  of  Mortgage  Loans (a) as to which the
Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days, 90-119 days,  120-149 days,  150-179 days and 180 or more days,  respectively,  (b) the related  Mortgaged  Property of which has been  foreclosed upon and (c) as to which the  related  Mortgaged  Property  has  become  REO  Property,  in each  case as of the end of the  preceding
Collection Period;  provided,  however,  that such information shall not be provided on the statements  relating to the first Payment Date;

                  (xiv)    LIBOR for the related Interest Period;

                  (xv)     the Note Rate for the Notes for such Payment Date;

                  (xvi)    the Net WAC Rate for the related Collection Period;

                  (xvii)   prior  to the  second  Determination  Date  following  the  commencement  of  the  Rapid
Amortization  Period,  the aggregate amount of Additional  Balances created during the previous  Collection  Period and conveyed to the Issuer prior to the commencement of the Rapid Amortization Period;

                  (xviii)  the aggregate  Liquidation Loss Amounts (other than amounts  allocated in respect of the
Excluded  Amount)  with  respect  to the  related  Collection  Period,  the  amount  distributed  as  principal  to
Noteholders in respect of  Liquidation  Loss Amounts and the aggregate of the  Liquidation  Loss Amounts (minus any
Subsequent  Recovery  Amounts  and other  than  amounts  allocated  in  respect of the  Excluded  Amount)  from all
Collection  Periods to date expressed as dollar amount and as a percentage of the aggregate  Cut-Off Date Principal
Balances of the Mortgage Loans;

                  (xix)    the Note  Balance of the Notes and the  Certificate  Balance of the  Certificates  after giving effect to the distribution of principal on such Payment Date;

                  (xx)     the balance of the Funding Account as of the end of the preceding Collection Period;

                  (xxi)    the  Percentage  Interest  applicable to each of the  Securities,  after  application of payments made on such Payment Date;

                  (xxii)   the Overcollateralization Amount as of the end of the preceding Collection Period;

                  (xxiii)  the aggregate  Principal  Balance of Subsequent  Mortgage Loans transferred to the Trust
Estate since the Closing Date;

                  (xxiv)   reserved;
                  (xxv)    reserved;

                  (xxvi)   on or after  the  Stepdown  Date,  a  statement  (yes or no) as to  whether  each of the
Stepdown Delinquency Test and the Stepdown Cumulative Loss Test have been met as of the related Payment Date;

                  (xxvii)  the aggregate  outstanding  Principal  Balance of the three largest Mortgage Loans as of the close of business on the last day of the related Collection Period;

                  (xxviii) the Overcollateralization Target Amount;

                  (xxix)   the  number  of  Mortgage  Loans  that are the  subject  of a  Promotional  Rate and the aggregate amount of Promotional Advances with respect to such Mortgage Loan;

                  (xxx)    any material  modifications,  extensions  or waivers to the terms of the Mortgage  Loans during the Collection Period or that have cumulatively become material over time; and

                  (xxxi)   any material breaches of Mortgage Loan  representations,  warranties or covenants in the
Purchase Agreement.

         In the case of  information  furnished  pursuant to clauses  (ii) and (iii)  above,  the amounts  shall be expressed as an aggregate  dollar amount per Note or Certificate,  as applicable,  with a $______  denomination and per Certificate with a denomination equal to a 100% Percentage Interest.

         If a Managed  Amortization  Event, a Rapid  Amortization  Event or a Servicing Default shall occur, on the
Business Day following the related  Determination  Date,  the Servicer  shall forward to the Indenture  Trustee and the Paying Agent, a statement to such effect,  including the nature of such Rapid  Amortization  Event or Servicing
Default.  The  Paying  Agent  shall  deliver  or  cause to be  delivered  by mail to each  Certificateholder,  each
Noteholder,  the Enhancer,  the Depositor,  the Owner Trustee, the Certificate Paying Agent and each Rating Agency, notice of such Managed  Amortization Event, Rapid Amortization Event or Servicing Default,  including,  in the case of a Rapid  Amortization Event or a Servicing  Default,  the nature thereof.  Such statement may be included in, or separate from, the regular statement sent to Securityholders.

         The  Paying  Agent  shall make the  Servicing  Certificate  (and,  at its  option,  any  additional  files containing  the same  information  in an  alternative  format)  available  each  month to  Securityholders  and the
Enhancer,  and other  parties to this  Agreement  via the  Paying  Agent's  internet  website.  The Paying  Agent's internet  website shall initially be located at  "[_________]".  Assistance in using the website can be obtained by calling the Paying  Agent's  customer  service desk at [(___)  ___-____].  Parties that are unable to use the above distribution  option are  entitled to have a paper copy mailed to them via first class mail by calling the customer service  desk and  indicating  such.  The Paying  Agent  shall have the right to change the way the  statements  to
Securityholders  are distributed in order to make such  distribution  more convenient and/or more accessible to the above parties and the Paying Agent shall provide timely and adequate  notification  to all above parties  regarding any such changes.  The Paying Agent may require  registration and the acceptance of a disclaimer in connection with access to its website.

         (b)      The Servicer  shall  forward to the Paying Agent any other  information  reasonably  requested by the Paying Agent necessary to make  distributions  pursuant to  Section 3.05  of the Indenture.  Prior to the close of business on the Business Day next  succeeding  each  Determination  Date,  the Servicer  shall furnish a written statement to the Certificate  Paying Agent, the Paying Agent and the Indenture  Trustee setting forth the aggregate amounts required to be withdrawn from the Custodial  Account and deposited into the Note Payment  Account,  Funding
Account  and/or  Distribution  Account  on the  Business  Day  preceding  the  related  Payment  Date  pursuant  to
Section 3.04.  The  determination by the Servicer of such amounts shall, in the absence of obvious error, be deemed to be presumptively  correct for all purposes hereunder,  and the Owner Trustee, the Paying Agent and the Indenture
Trustee shall be protected in relying upon the same without any  independent  check or  verification.  In addition, upon the Issuer's written request,  the Servicer shall promptly  furnish such information  reasonably  requested by the Issuer  that is  reasonably  available  to the  Servicer  to enable the Issuer to perform its federal and state income tax reporting obligations.

         Section 4.02 Tax Returns and 1934 Act Reports

         (a)      The Servicer  agrees to perform the  obligations of the Servicer set forth in Section 5.03 of the
Trust  Agreement.  The Servicer  will  prepare and file or cause to be prepared  and filed all tax and  information returns of the Trust Estate.

         (b)      The  Servicer  shall  prepare  all  reports  on behalf of the Trust  Estate,  including,  but not limited  to,  all Forms 8-K and  Forms  10-K,  and,  when  applicable,  any Form 15,  that are  required  under the
Securities Exchange Act of 1934, as amended,  and any certifications  required by the Sarbanes-Oxley Act of 2002 to be filed with such Forms 10-K.  The Servicer  shall  continue to file all  Forms 8-K and Forms 10-K with respect to the Trust Estate until directed by the Depositor in writing to discontinue such filings.

         Section 4.03 Exchange Act Reporting

         (a)      The Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust  Estate,  sign and cause to be filed with the  Commission  any  periodic  reports  required  to be filed under the  provisions  of the
Exchange Act, and the rules and regulations of the Commission  thereunder  including,  without limitation,  reports on Form 10-K,  Form 10-D and Form 8-K. In connection  with the  preparation  and filing of such  periodic  reports, the  Indenture  Trustee  shall  timely  provide  to the  Servicer  (I) a list of  Securityholders  as  shown on the
Certificate  Register and the Note  Register as of the end of each  calendar  year,  (II) copies of all  pleadings, other legal process and any other documents relating to any claims,  charges or complaints  involving the Indenture
Trustee,  as trustee  hereunder,  or the Trust Estate that are received by the Indenture  Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible  Officer of the Indenture  Trustee,  have been submitted to a  vote  of  the  Securityholders,  other  than  those  matters  that  have  been  submitted  to a  vote  of the
Securityholders  at the request of the Depositor or the  Servicer,  and (IV) notice of any failure of the Indenture
Trustee to make any  distribution  to the  Securityholders  as  required  pursuant to this  Agreement.  Neither the
Servicer nor the  Indenture  Trustee shall have any liability  with respect to the  Servicer's  failure to properly prepare or file such periodic reports  resulting from or relating to the Servicer's  inability or failure to obtain any information not resulting from the Servicer's own negligence or willful misconduct.

         (b)      Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include:

                         (i)        A  certification,  signed by the  senior  officer  in  charge of the  servicing functions of the  Servicer,  in the form attached as Exhibit E hereto or such other form as may be required or permitted by the Commission  (the "Form 10-K  Certification"),  in
                           compliance  with Rules  13a-14  and 15d-14  under the  Exchange  Act and any  additional directives of the Commission.

                         (ii)       A report regarding its assessment of compliance  during the preceding  calendar
                           year  with  all  applicable   servicing  criteria  set  forth  in  relevant   Commission
                           regulations with respect to  mortgage-backed  securities  transactions  taken as a whole involving  the  Servicer  that are backed by the same  types of assets as those  backing the certificates,  as well as similar reports on assessment of compliance  received from
                           other  parties   participating  in  the  servicing  function  as  required  by  relevant
                           Commission  regulations,  as described in Item  1122(a) of  Regulation  AB. The Servicer shall  obtain  from all  other  parties  participating  in the  servicing  function  any required certifications.

                         (iii)      With respect to each assessment  report described  immediately  above, a report by a registered  public  accounting firm that attests to, and reports on, the assessment made by the  asserting  party,  as set  forth in  relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.13.

                         (iv)       The servicer compliance  certificate  required to be delivered pursuant Section
                           3.12.

         (c)      In  connection  with the Form  10-K  Certification,  the  Indenture  Trustee  shall  provide  the
Servicer with a back-up certification substantially in the form attached hereto as Exhibit F.

         (d)      This Section 4.03 may be amended in  accordance  with this  Agreement  without the consent of the
Securityholders.

                                                     ARTICLE V

                                               Note Payment Account

         Section 5.01 Note Payment  Account.  The Paying  Agent shall  establish  and maintain an Eligible  Account entitled  "Wachovia  Bank,  National  Association,  as Paying Agent,  for the benefit of the  Securityholders,  the
Indenture  Trustee,  the Certificate  Paying Agent and the Enhancer,  pursuant to the Indenture,  dated as of _____
__, 200_,  among  Wachovia  Asset Funding Trust,  LLC [______]  Trust,  Wachovia  Bank,  National  Association  and
[_________________]"  (the "Note Payment  Account").  On each Payment Date,  amounts on deposit in the Note Payment
Account shall be  distributed by the Paying Agent in accordance  with  Section 3.05  of the  Indenture.  The Paying
Agent shall invest or cause the  institution  maintaining  the Note Payment  Account to invest the funds therein in
Permitted  Investments  designated in the name of the Paying Agent,  which  investments shall mature not later than the Business  Day next  preceding  the Payment Date next  following  the date of such  investment  (except that any investment  in the  institution  with  which the Note  Payment  Account is  maintained  may mature or be payable on demand on such Payment Date).  In addition,  no such Permitted  Investment  shall be purchased at a price in excess of par. All income and gain  realized from any such  investment  shall be for the benefit of the Servicer and shall be subject to its  withdrawal or order from time to time,  except that an amount equal to one day's interest on any such  investment  shall be for the  benefit of the Paying  Agent.  The amount of any losses  incurred in respect of any such  investments  shall be deposited  in the Note Payment  Account by the Servicer and the Paying Agent out of
their own funds  immediately as realized and shall be allocated  between the Servicer and the Paying Agent on a pro rata basis,  such that the  percentage of any such loss  allocated to the Paying Agent shall equal a fraction,  the numerator  of which  equals one (1) and the  denominator  of which  equals the number of days the funds in the Note
Payment  Account were invested in such  investment.  Subject to  Section 8.02(b)  of the  Indenture,  and except as provided in this Section 5.01,  the Paying Agent shall not be liable for  investment  losses on funds on deposit in the Note Payment Account.

                                                    ARTICLE VI

                                                   The Servicer

         Section 6.01 Liability of the Servicer.  The Servicer  shall be liable in accordance  herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         Section 6.02 Merger  or  Consolidation  of,  or  Assumption  of the  Obligations  of,  the  Servicer.  Any
corporation  into  which the  Servicer  may be merged or  converted  or with which it may be  consolidated,  or any corporation  resulting from any merger,  conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer,  shall be the successor of the Servicer hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary notwithstanding.

         The  Servicer  may assign  its rights and  delegate  its  duties  and  obligations  under this  Agreement, provided that the Person  accepting such assignment or delegation  shall be a Person  qualified to service mortgage loans, is reasonably  satisfactory to the Enhancer (provided,  however,  that such consent to assignment may not be unreasonably  withheld),  is willing to service the Mortgage  Loans and executes and delivers to the Issuer (with a copy to the Enhancer) an agreement,  in form and substance reasonably  satisfactory to the Enhancer,  that contains an assumption by such Person of the due and punctual  performance  and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement;  provided,  further, that no Rating Event will occur as a result of such  assignment  and  delegation  (as evidenced by a letter to such effect from each Rating Agency)
if determined  without  regard to the Policy;  provided,  further,  that the Owner Trustee,  the Paying Agent,  the
Enhancer  and the  Indenture  Trustee  shall  receive an Opinion of Counsel to the effect that such  assignment  or delegation will not cause the Issuer to be treated as an association  (or a  publicly-traded  partnership)  taxable as a corporation for federal income tax purposes.

         Section 6.03 Limitation  on  Liability  of the  Servicer  and Others.  Neither the Servicer nor any of the
directors  or officers or  employees or agents of the  Servicer  shall be under any  liability  to the Issuer,  the
Owner  Trustee,  the Paying  Agent,  the  Indenture  Trustee  or the  Securityholders  for any action  taken or for refraining from the taking of any action in good faith pursuant to this  Agreement;  provided,  however,  that this provision  shall not protect the Servicer or any such Person against any liability that would  otherwise be imposed by reason of its willful  misfeasance,  bad faith or gross negligence in the performance of its duties hereunder or by reason of its  reckless  disregard of its  obligations  and duties  hereunder.  The Servicer and any director or officer or  employee  or agent of the  Servicer  may rely in good  faith on any  document  of any kind prima  facie properly  executed and  submitted by any Person  respecting  any matters  arising  hereunder.  The Servicer and any director,  officer,  employee or agent of the Servicer shall be indemnified by the Issuer and held harmless against any loss,  liability or expense  incurred in  connection  with any legal action  relating to this  Agreement or the
Securities,  including any amount paid to the Owner Trustee,  the Paying Agent or the Indenture Trustee pursuant to
Section 6.06(b),  other than any loss,  liability  or expense  related to any  specific  Mortgage  Loan or Mortgage
Loans (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this Agreement)
and any loss,  liability or expense incurred by reason of the Servicer's  willful  misfeasance,  bad faith or gross negligence in the  performance of its duties  hereunder or by reason of its reckless  disregard of its  obligations and duties  hereunder.  The Servicer shall not be under any obligation to appear in,  prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance  with this  Agreement,  and that in its opinion may involve it in any expense or  liability;  provided,  however,  that the Servicer may in its sole  discretion  undertake any such action that it may deem  necessary or desirable in respect of this  Agreement, the rights and duties of the parties  hereto and the interests of the  Securityholders  and the  Enhancer.  In such event,  the  reasonable  legal  expenses and costs of such action and any liability  resulting  therefrom  shall be expenses,  costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed  therefor.  The
Servicer's  right to indemnity or  reimbursement  pursuant to this  Section 6.03  shall survive any  resignation or termination  of the  Servicer  pursuant to  Section 6.04  or 7.01 with  respect to any losses,  expenses,  costs or liabilities  arising prior to such  resignation or termination  (or arising from events that occurred prior to such resignation or termination).

         Section 6.04 Servicer Not to Resign.  Subject to the  provisions of  Section 6.02,  the Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon  determination  that the performance of its obligations or duties hereunder are no longer  permissible  under applicable law or are in material conflict by reason of applicable law with any other activities  carried on by it or its  subsidiaries or Affiliates,  the other activities  of the  Servicer so causing  such a conflict  being of a type and nature  carried on by the Servicer or its  subsidiaries  or  Affiliates  at the  date  of  this  Agreement  or (b)  upon  satisfaction  of the  following conditions:  (i) the Servicer shall have proposed a successor  servicer to the Issuer and the Indenture  Trustee in writing and such proposed  successor  servicer is reasonably  acceptable to the Issuer,  the Indenture  Trustee and the Enhancer;  (ii) each Rating Agency shall have delivered a letter to the Issuer,  the Enhancer and the Indenture
Trustee  prior to the  appointment  of the  successor  servicer  stating  that  the  proposed  appointment  of such successor  servicer as Servicer  hereunder  will not cause a Rating  Event,  if  determined  without  regard to the
Policy;  and (iii) such proposed  successor  servicer is reasonably  acceptable to the Enhancer,  as evidenced by a letter to the Issuer and the Indenture Trustee;  provided,  however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (a) above, the Indenture  Trustee,  as pledgee of the Mortgage Loans, shall have assumed the Servicer's  responsibilities and obligations  hereunder or the Indenture
Trustee,  as pledgee of the  Mortgage  Loans,  shall have  designated  a  successor  servicer  in  accordance  with
Section 7.02.  Any such  resignation  shall not relieve the Servicer of  responsibility  for any of the obligations specified in Sections 7.01 and 7.02 as  obligations  that survive the  resignation  or termination of the Servicer.
Any such  determination  permitting the  resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Enhancer.

         Section 6.05 Delegation  of Duties.  In the  ordinary  course of  business,  the  Servicer at any time may delegate any of its duties  hereunder to any Person,  including any of its Affiliates,  that agrees to conduct such
duties  in  accordance  with  standards   comparable  to  those  with  which  the  Servicer  complies  pursuant  to
Section 3.01.  Such delegation shall not relieve the Servicer of its liabilities and responsibilities  with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

         Section 6.06 Payment of Indenture  Trustee's,  the Paying Agent's and Owner Trustee's Fees and Expenses;
Indemnification.

         (a)      After the Closing  Date,  the  Servicer  covenants  and agrees to pay to the Owner  Trustee,  the
Paying Agent, the Note Registrar,  the Certificate Paying Agent, the Certificate  Registrar,  the Indenture Trustee
and any  co-trustee of the Indenture  Trustee or the Owner Trustee from time to time,  and the Owner  Trustee,  the
Note Registrar,  the Certificate Paying Agent, the Certificate  Registrar,  the Paying Agent, the Indenture Trustee
and any such co-trustee shall be entitled to,  reasonable  compensation  for all services  rendered by each of them in the  execution  of the trusts  created  under the Trust  Agreement  and the  Indenture  and in the  exercise and performance  of any of the powers and duties  under the Trust  Agreement or the  Indenture,  as the case may be, of the Owner Trustee, the Note Registrar,  the Certificate Paying Agent, the Certificate Registrar,  the Paying Agent,
the  Indenture  Trustee  and any  co-trustee,  and the  Servicer  will pay or  reimburse  the Note  Registrar,  the
Certificate  Paying Agent, the Certificate  Registrar,  the Paying Agent, the Indenture  Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements and advances incurred or made by the Note Registrar,  the
Certificate Paying Agent, the Certificate  Registrar,  the Paying Agent, the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Agreement,  the Indenture,  the Trust  Agreement,  or any other Basic
Document  (which  payment  shall not be  limited  by any law in  regards  to the  compensation  of a trustee  of an express  trust)  except  any such  expense,  disbursement  or advance  as may arise  from its  negligence,  willful misfeasance  or bad faith.  In  addition,  the  Indenture  Trustee  shall be  entitled  to be  reimbursed  from the
Servicer  for all  reasonable  costs  associated  with the  transfer of  servicing  from the  predecessor  servicer pursuant to Section 7.02  hereunder,  including,  without  limitation,  any reasonable costs or expenses associated with the complete  transfer of all servicing data and the completion,  correction or manipulation of such servicing data as may be required by the Indenture  Trustee to correct any errors or  insufficiencies  in the servicing  data or  otherwise to enable the  Indenture  Trustee or successor  Servicer to service the Mortgage  Loans  properly and effectively.

         (b)      The Servicer  agrees to indemnify the Indenture  Trustee,  the Paying Agent,  the Note Registrar,
the  Certificate  Paying  Agent,  the  Certificate  Registrar  and the Owner Trustee for, and to hold the Indenture
Trustee (and any  Responsible  Officer  thereof),  the Paying Agent,  the Note Registrar,  the  Certificate  Paying
Agent, the Certificate  Registrar and the Owner Trustee, as the case may be, harmless against,  any loss, liability or expense incurred without negligence,  bad faith or willful misconduct on the part of the Indenture Trustee,  the
Paying Agent, the Note Registrar,  the Certificate  Paying Agent,  the Certificate  Registrar or the Owner Trustee,
as the case may be, arising out of, or in connection  with, the  acceptance  and  administration  of the Issuer and the assets thereof,  including the costs and expenses  (including  reasonable legal fees and expenses) of defending the Indenture  Trustee,  the Paying Agent,  the Note  Registrar,  the  Certificate  Paying Agent,  the  Certificate
Registrar  or the  Owner  Trustee,  as the case may be,  against  any  claim in  connection  with the  exercise  or performance of any of its powers or duties under any Basic Document; provided, however, that:

                  (i)      with  respect to any such claim,  the  Indenture  Trustee,  the Paying  Agent,  the Note
Registrar,  the Certificate  Paying Agent,  the Certificate  Registrar or Owner Trustee,  as the case may be, shall have given the Servicer  written notice thereof  promptly after the Indenture  Trustee,  the Paying Agent, the Note
Registrar,  the Certificate  Paying Agent,  the Certificate  Registrar or Owner Trustee,  as the case may be, shall have actual knowledge thereof;

                  (ii)     while maintaining control over its own defense,  the Issuer, the Indenture Trustee,  the
Paying Agent,  the Note Registrar,  the Certificate  Paying Agent, the Certificate  Registrar or Owner Trustee,  as
the case may be, shall cooperate and consult fully with the Servicer in preparing such defense; and

                  (iii)    notwithstanding  anything in this  Agreement to the contrary,  the Servicer shall not be liable  for  settlement  of any  claim  by the  Indenture  Trustee,  the  Paying  Agent,  the Note  Registrar,  the
Certificate  Paying  Agent,  the  Certificate  Registrar  or the Owner  Trustee,  as the case may be,  entered into without the prior consent of the Servicer.

         No termination of this Agreement or resignation or removal of the Paying Agent,  the Note  Registrar,  the
Certificate Paying Agent, the Certificate  Registrar or the Indenture Trustee shall affect the obligations  created by this  Section 6.06  of the Servicer to indemnify the Indenture  Trustee,  the Paying Agent,  the Note Registrar,
the  Certificate  Paying Agent,  the  Certificate  Registrar and the Owner Trustee under the  conditions and to the extent set forth herein.

         Notwithstanding  the  foregoing,  the  indemnification  provided by the  Servicer in this  Section 6.06(b)
shall not  pertain  to any loss,  liability  or expense  of the  Indenture  Trustee,  the  Paying  Agent,  the Note
Registrar,  the Certificate Paying Agent, the Certificate  Registrar or the Owner Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in  connection  with any actions taken by the Indenture
Trustee,  the Paying Agent,  the Note Registrar,  the Certificate  Paying Agent,  the Certificate  Registrar or the
Owner Trustee at the written  direction of the Noteholders or  Certificateholders,  as the case may be, pursuant to the terms of this Agreement.

                                                    ARTICLE VII

                                                      Default

         Section 7.01 Servicing Default.

         (a)      If a Servicing Default shall occur and be continuing, then, and in every such case, so long as a Servicing Default shall not have been remedied by the Servicer, either the Depositor, the Enhancer (so long as no Enhancer Default exists), or the Indenture Trustee, at the written direction of the holders of at least 51% of the Outstanding Note Balance (if an Enhancer Default exists) by notice then given in writing to the Servicer, the
Issuer and the Indenture Trustee, may terminate all of the rights and obligations of the Servicer as servicer under this Agreement other than its right to receive servicing compensation and reimbursement for servicing the
Mortgage Loans hereunder during any period prior to the date of such termination, and the Issuer, the Enhancer or the Indenture Trustee (with the written consent of the Enhancer), may exercise any and all other remedies available at law or equity.  The Servicer shall immediately notify the Indenture Trustee, the Issuer and each
Rating Agency, the Enhancer and the Issuer in writing of any Servicing Default as to which it has actual knowledge.  On or after the receipt by the Servicer of such written notice, all authority and power of the
Servicer under this Agreement, whether with respect to the Securities or the Mortgage Loans or otherwise, shall pass to and be vested, subject to Section 7.02 hereof, as pledgee of the Mortgage Loans, in the Indenture
Trustee, pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise.  The Servicer agrees to cooperate with the
Issuer, the Enhancer and Indenture Trustee, as the case may be, in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the
Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the Servicer and to be deposited by it in the Custodial Account, or that have been deposited by the Servicer in the Custodial Account or thereafter received by the Servicer with respect to the Mortgage
Loans.  All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

         (b)      Notwithstanding any termination of the activities of the Servicer  hereunder,  the Servicer shall be  entitled  to  receive,  out of any late  collection  of a payment on a Mortgage  Loan that was due prior to the notice  terminating the Servicer's  rights and obligations  hereunder and received after such notice,  that portion to which the Servicer  would have been  entitled  pursuant to Sections  3.03 and 3.09, as well as its Servicing Fee in respect  thereof,  and any other amounts payable to the Servicer  hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Notwithstanding  the  foregoing,  a delay in or failure  of  performance  under  clause (i) or (ii) of the definition of Servicing  Default,  after the applicable  grace periods  specified  therein,  shall not constitute a
Servicing  Default if such delay or failure could not be prevented by the exercise of  reasonable  diligence by the
Servicer  and such  delay  or  failure  was  caused  by an act of God or the  public  enemy,  acts of  declared  or undeclared war,  public  disorder,  rebellion or sabotage,  epidemics,  landslides,  lightning,  fire,  hurricanes, earthquakes,  floods or  similar  causes.  The  preceding  sentence  shall not  relieve  the  Servicer  from  using reasonable  efforts to perform its respective  obligations in a timely manner in accordance  with the terms of this
Agreement.   The  Servicer  shall  provide  the  Indenture  Trustee,   the  Paying  Agent,  the  Enhancer  and  the
Securityholders  with  written  notice of any such  failure  or delay by it,  together  with a  description  of its efforts to so perform its obligations.  The Servicer shall  immediately  notify the Indenture  Trustee,  the Paying
Agent, the Enhancer and the Issuer in writing of any Servicing Default.

         (c)      If the Servicer  Termination  Triggers  shall occur and be  continuing  with respect to a Payment
Date, then in each and every such case, and so long as no Enhancer  Default  exists,  the Enhancer may send written notice to the  Securityholders  of its  intention to remove the  Servicer and appoint a successor  Servicer and the date on which such removal will take place;  provided,  however,  that such date shall be at least 30 days from the date of such notice. None of the Indenture Trustee,  the Paying Agent or the  Securityholders  shall have the right to initiate removal of the Servicer if a Servicer Termination Trigger has occurred.

         Section 7.02 Indenture Trustee to Act; Appointment of Successor.

         (a)      On and after the time the Servicer  receives a notice of termination  pursuant to Section 7.01 or sends a notice  pursuant to  Section 6.04,  the  Indenture  Trustee as pledgee of the  Mortgage  Loans shall itself become,  or shall  appoint an affiliate of the  Indenture  Trustee to become,  the successor in all respects to the
Servicer in its capacity as servicer  under this  Agreement and the  transactions  set forth or provided for herein and shall  immediately  assume all of the  obligations  of the  Servicer to make  advances on Mortgage  Loans under
Section 3.03(b) and will be subject to all other  responsibilities,  duties and liabilities relating thereto placed on the  Servicer  by the terms and  provisions  hereof as soon as  practicable,  but in no event later than 90 days after the Indenture Trustee becomes successor  servicer.  During such 90 day period,  the Indenture  Trustee,  with the written  consent of the  Enhancer,  may require  the  Servicer  being  terminated  to continue to perform  such servicing  responsibilities  (other  than making  advances on the  Mortgage  Loans  under  Section 3.03(b))  as the
Indenture  Trustee deems  appropriate.  In such event, the Servicer being terminated shall provide such services as directed by the Indenture  Trustee until the earliest of the date the Indenture  Trustee  notifies such Servicer to discontinue  providing such services,  the date on which a successor  servicer or the Indenture Trustee has assumed all  responsibilities,  duties and  liabilities  of the Servicer  hereunder or the expiration of the 90 day period.
The  Servicer  shall be entitled  to the  Servicing  Fee  hereunder  for any period  during  which the  Servicer is obligated to provide such services as if no  termination  of the Servicer had occurred.  Nothing in this  Agreement or in the Trust  Agreement  shall be construed to permit or require the  Indenture  Trustee to  (i) succeed  to the responsibilities,  duties and  liabilities  of the initial  Servicer in its  capacity as Seller  under the Purchase
Agreement,  (ii) be  responsible or accountable  for any act or omission of the Servicer prior to the issuance of a notice of  termination  hereunder,  (iii) require or obligate the Indenture  Trustee,  in its capacity as successor
Servicer,  to purchase,  repurchase or substitute any Mortgage Loan, (iv) fund any Additional Balances with respect to any Mortgage Loan, (v) fund any losses on any Permitted  Investment  directed by any other Servicer,  or (vi) be responsible for the  representations  and warranties of the predecessor  Servicer.  As compensation  therefor,  the
Indenture  Trustee shall be entitled to such  compensation as the Servicer would have been entitled to hereunder if no such notice of  termination  had been given.  Notwithstanding  the  foregoing,  if the Indenture  Trustee is (x)
unwilling to act as successor  Servicer  itself or to appoint an affiliate  to become  successor  Servicer,  or (y)
legally unable so to act, the Indenture  Trustee as pledgee of the Mortgage  Loans may (in the situation  described in clause  (x)) or shall (in the  situation  described  in clause  (y))  appoint or  petition a court of  competent jurisdiction  to appoint  any  established  housing  and home  finance  institution,  bank or other  mortgage  loan servicer  having a net worth of not less  than  $10,000,000  as the  successor  to the  Servicer  hereunder  in the assumption of all or any part of the responsibilities,  duties or liabilities of the Servicer hereunder;  provided, however,  that any such  successor  Servicer  shall be acceptable to the Enhancer,  as evidenced by the  Enhancer's prior written  consent,  which consent shall not be unreasonably  withheld.  Pending  appointment of a successor to the Servicer  hereunder,  unless the Indenture  Trustee is prohibited by law from so acting,  the Indenture Trustee itself  shall act or appoint an  affiliate  to act in such  capacity as provided  above.  In  connection  with such appointment and assumption,  the successor  shall be entitled to receive  compensation  out of payments on Mortgage
Loans in an  amount  equal to the  compensation  that the  Servicer  would  otherwise  have  received  pursuant  to
Section 3.11  (or  such  other  compensation  as the  Indenture  Trustee  and  such  successor  shall  agree).  The appointment  of a successor  Servicer  shall not affect any  liability of the  predecessor  Servicer  that may have arisen under this Agreement  prior to its  termination as Servicer  (including the obligation to purchase  Mortgage
Loans pursuant to  Section 3.01,  to pay any deductible  under an insurance  policy  pursuant to Section 3.05 or to indemnify  the  Indenture  Trustee  pursuant to  Section 6.06),  nor shall any successor  Servicer  (including  the
Indenture  Trustee)  be liable for any acts or  omissions  of the  predecessor  Servicer  or for any breach by such
Servicer of any of its  representations  or warranties  contained  herein or in any related  document or agreement.
The  Indenture  Trustee  and such  successor  shall  take  such  action,  consistent  with this  Agreement  and the requirements  (including any notice  requirements)  of applicable law, as shall be necessary to effectuate any such succession.  Notwithstanding the foregoing,  the Indenture Trustee,  in its capacity as successor  Servicer,  shall not be responsible for the lack of information  and/or documents that it cannot obtain through  reasonable  efforts or for failing to take any action that the Indenture Trustee is legally prohibited from taking by applicable law.

         (b)      Any  successor,  including the Indenture  Trustee,  to the Servicer as servicer  shall during its
term  as  Servicer  (i)  continue  to  service  and   administer   the  Mortgage  Loans  for  the  benefit  of  the
Securityholders,  (ii)  maintain in force a policy or policies of insurance  covering  errors and  omissions in the performance  of its  obligations  as Servicer  hereunder and a fidelity bond in respect of its officers,  employees and agents to the same extent as the  Servicer is so required  pursuant to  Section 3.13  and (iii) be bound by the terms of the Insurance Agreement.

         (c)      Any successor  Servicer,  including the Indenture  Trustee,  shall not be deemed in default or to have breached its duties  hereunder if the predecessor  Servicer shall fail to deliver any required  deposit to the
Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         (d)      All reasonable  costs and expenses  (including  attorneys'  fees) incurred in connection with the transfer  of  Mortgage  Files and the  servicing  duties to a  successor  servicer  hereunder  shall be paid by the related predecessor servicer.

         Section 7.03 Notification  to  Securityholders.  Upon any  termination of or appointment of a successor to the Servicer  pursuant to this Article VII or Section 6.04,  the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Enhancer, the Issuer and each Rating Agency.

                                                   ARTICLE VIII

                                             Miscellaneous Provisions

         Section 8.01 Amendment.  This Agreement may be amended from time to time by the parties  hereto,  but only by  written  instrument  signed  by the  parties  hereto;  provided,  however,  that  any such  amendment  shall be accompanied  by a letter from each  Rating  Agency to the effect  that such  amendment  will not result in a Rating
Event if determined without regard to the Policy;  provided,  further, that the Enhancer,  the Paying Agent and the
Indenture Trustee shall consent thereto.

         Section 8.02 Exhibits.  The  exhibits to this  Agreement  are hereby  incorporated  and made a part hereof and are an integral part of this Agreement.

         Section 8.03 GOVERNING  LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN  ACCORDANCE  WITH THE
LAWS OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF
THE  GENERAL  OBLIGATIONS  LAW),  AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES  HEREUNDER  SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.04 Notices.  All demands,  notices and  communications  hereunder  shall be in writing and shall be  deemed to have been duly  given if  personally  delivered  at or  mailed  by  certified  mail,  return  receipt requested,  to (a) in the case of the  Servicer,  One  Wachovia  Center,  18th  Floor,  Charlotte,  North  Carolina
28288-0572,  Attention:  [__________],  Re:  Wachovia Asset Funding Trust,  LLC [______]  Trust,  Facsimile:  (704)
383-3878, (b) in the case of the Enhancer, [________],  [address], Attention:  [________],  telecopier number (___)
___-____,  (c) in the case of [Moody's,  Home Mortgage Loan  Monitoring  Group,  4th Floor,  99 Church Street,  New
York,  New York  10001],  (d) in the case of  [Standard  &  Poor's,  55 Water  Street,  New York,  New York  10004,
Attention:  Residential Mortgage Surveillance Group], (e) in the case of the Owner Trustee, [________],  [address],
Attention:  [________],  telecopier  number (___) ___-____,  (f) in the case of the Issuer,  Wachovia Asset Funding
Trust,  LLC [______] Trust,  c/o the Owner Trustee at the address set forth in clause (e) above, (g) in the case of the Indenture Trustee,  at the Corporate Trust Office of the Indenture  Trustee,  and (h) in the case of the Paying
Agent, at the Corporate  Trust Office of the Paying Agent;  or, with respect to each of the foregoing  Persons,  at such other address as shall be designated by such Person in a written notice to the other  foregoing  Persons.  Any notice  required  or  permitted  to be mailed  to a  Securityholder  shall be given by first  class  mail,  postage prepaid, at the address of such Securityholder as shown in the Note Register or Certificate  Register,  as the case may be. Any notice so mailed within the time prescribed in this Agreement  shall be  conclusively  presumed to have been duly given,  whether or not the related  Securityholder  receives  such notice.  Any notice or other  document required to be delivered  or mailed by the  Indenture  Trustee to any Rating  Agency shall be given on a reasonable efforts  basis  and only as a matter of  courtesy  and  accommodation,  and the  Indenture  Trustee  shall  have no liability for failure to deliver any such notice or document to any Rating Agency.

         Section 8.05 Severability of Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or the Securities or the rights of the Securityholders.

         Section 8.06 Protection of Confidential  Information.  The Servicer shall keep  confidential and shall not divulge to any party any  information  pertaining  to the Mortgage  Loans or any  Mortgagor  thereunder,  except as required  pursuant  to this  Agreement  and except to the  extent  that it is  necessary  and  appropriate  for the
Servicer to do so in working with legal counsel,  auditors,  taxing  authorities,  regulatory  authorities or other governmental agencies or in accordance with the Collection Policy.

         Section 8.07 Third-Party  Beneficiaries.  This  Agreement  shall  inure to the  benefit  of and be binding upon the parties hereto, the Securityholders,  the Enhancer,  the Owner Trustee and their respective successors and permitted  assigns.  Except as  otherwise  provided  in this  Agreement,  no other  Person  shall have any right or obligation hereunder.  The Enhancer shall be an express third-party beneficiary of this Agreement.

         Section 8.08 Counterparts.  This instrument may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall  together  constitute but one and the same instrument.

         Section 8.09 Effect of Headings and Table of  Contents.  The Article and  Section headings  herein and the
Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 8.10 Termination  upon Purchase by the Servicer or  Liquidation  of All Mortgage  Loans;  Partial
Redemption.

         (a)      The respective  obligations and  responsibilities  of the Servicer,  the Issuer, the Paying Agent
and the Indenture  Trustee  created hereby shall  terminate upon the last action required to be taken by the Issuer pursuant to the Trust  Agreement  and by the  Indenture  Trustee  and the Paying  Agent  pursuant to the  Indenture following the earlier of:

                  (i)      the date on or before which the Indenture or the Trust Agreement is terminated, or

                  (ii)     the purchase by the Servicer  from the Issuer of all Mortgage  Loans and REO Property in accordance with Section 8.10(b).

         (b)      The  Servicer  shall have the right to  purchase  from the Issuer all of the  Mortgage  Loans and related REO  Property if the Note  Balance of the Notes as of any Payment Date is less than 10% of the Note Balance of the  Notes as of the  Closing  Date,  (provided  that a draw on the  Policy  would not occur as a result of such purchase,  and provided  further that the purchase price will provide  sufficient funds to pay the outstanding Note
Balance  and  accrued  and  unpaid  interest  on the Notes to the  Payment  Date on which  such  amounts  are to be distributed to the  Securityholders),  at a price equal to 100% of the aggregate  unpaid  Principal  Balance of all such remaining  Mortgage Loans,  plus accrued and unpaid interest thereon at the weighted average of the Loan Rates thereon  up to  the  date  preceding  the  Payment  Date  on  which  such  amounts  are  to be  distributed  to the
Securityholders  (and in the case of REO  Property,  the fair market value of the REO  Property),  plus any amounts due and owing to the Enhancer  under the Insurance  Agreement  related to the Mortgage  Loans or the Notes (and any unpaid  Servicing  Fee  relating to the  Mortgage  Loans shall be deemed to have been paid at such time),  plus any
Interest  Shortfall and interest owed thereon to the  Noteholders.  The purchase  price paid by the Servicer  shall also include any amounts  owed by the Seller  pursuant to Section  3.01(d) of the Purchase  Agreement in respect of any  liability,  penalty or expense that  resulted  from a breach of the  representation  and warranty set forth in
Section 3.01(b)(xi), that remain unpaid on the date of such purchase.

                  The  Servicer  shall send  written  notice to the  Indenture  Trustee,  the Paying  Agent and the
Enhancer  of  its  intent  to  exercise  its  right  to  purchase  any of  the  Mortgage  Loans  pursuant  to  this
Section 8.10(b).

                  If such right is exercised by the  Servicer,  the Servicer  shall  deposit the amount  calculated pursuant to this  Section 8.08(b)  with the Indenture  Trustee or the Paying Agent pursuant to  Section 4.10 of the
Indenture  and, upon the receipt of such deposit,  the Indenture  Trustee shall release to the Servicer,  the files pertaining to the Mortgage Loans being purchased.  The Servicer,  at its expense,  shall prepare and deliver to the
Indenture  Trustee for  execution,  at the time the  related  Mortgage  Loans are to be  released to the  Servicer, appropriate  documents  assigning each such Mortgage Loans from the Indenture Trustee or the Issuer to the Servicer or the appropriate party.

         Section 8.11 Certain  Matters  Affecting the Indenture  Trustee and the Paying Agent.  For all purposes of this  Agreement,  in the  performance  of any of each of their  duties or in the exercise of any of either of their powers  hereunder,  the Indenture  Trustee and the Paying Agent shall be subject to and entitled to the benefits of
Article VI of the Indenture.

         Section 8.12 Owner  Trustee,  Paying Agent and  Indenture  Trustee Not Liable for Related  Documents.  The
recitals  contained  herein shall be taken as the  statements of the Servicer,  and the Owner  Trustee,  the Paying
Agent and the Indenture  Trustee assume no  responsibility  for the  correctness  thereof.  The Owner Trustee,  the
Paying  Agent  and the  Indenture  Trustee  make no  representations  as to the  validity  or  sufficiency  of this
Agreement,  of any Basic Document or Related  Document,  or of the  Certificates  (other than the signatures of the
Owner Trustee and the Indenture  Trustee on the  Certificates)  or the Notes.  The Owner Trustee,  the Paying Agent
and the Indenture  Trustee shall at no time have any  responsibility  or liability with respect to the  sufficiency of the Trust Estate or its ability to generate  the  payments to be  distributed  to  Certificateholders  under the
Trust Agreement or the Noteholders  under the Indenture,  including the compliance by the Depositor,  the Seller or the  Servicer  with any  warranty  or  representation  made under any Basic  Document  or the  accuracy of any such warranty or  representation,  or any action of any person taken in the name of the Owner Trustee,  the Paying Agent or the Indenture Trustee.

                                                    ARTICLE IX

                                             Miscellaneous Provisions

         Section 9.01 Intent  of  the  Parties;  Reasonableness  The  Depositor,  the  Indenture  Trustee  and  the
Servicer  acknowledge  and agree that the purpose of this Article IX is to  facilitate  compliance by the Depositor with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The Depositor  shall not exercise its right to request  delivery of information or other  performance  under these provisions other than in good faith,  or for purposes other than  compliance  with the Securities Act, the Exchange Act and the rules and regulations  of the  Commission  under the  Securities  Act and the  Exchange  Act.  Each of the  Servicer  and the
Indenture  Trustee  acknowledges  that  interpretations  of the requirements of Regulation AB may change over time, whether due to interpretive  guidance provided by the Commission or its staff,  consensus among participants in the mortgage-backed  securities  markets,  advice of  counsel,  or  otherwise,  and  agrees to comply  with  reasonable requests made by the  Depositor in good faith for delivery of  information  under these  provisions on the basis of evolving  interpretations  of  Regulation  AB. Each of the  Servicer  and the  Indenture  Trustee  shall  cooperate reasonably  with the Depositor to deliver to the Depositor  (including any of its assignees or designees),  any and all  disclosure,  statements,  reports,  certifications,  records  and  any  other  information  necessary  in  the reasonable,  good faith  determination  of the Depositor to permit the  Depositor to comply with the  provisions of
Regulation AB.

         Section 9.02 Additional Representations and Warranties of the Indenture Trustee

         (a)      The  Indenture  Trustee  shall be deemed to represent and warrant to the Depositor as of the date hereof and on each date on which  information is provided to the Depositor  under  Sections  9.01,  9.02(b) or 9.03 that,  except  as  disclosed  in  writing  to the  Depositor  prior to such  date:  (i) it is not aware and has not received notice that any default,  early amortization or other performance  triggering event has occurred as to any other  Securitization  Transaction  due to any default of the Indenture  Trustee;  (ii) there are no aspects of its financial  condition that could have a material adverse effect on the performance by it of its trustee  obligations under this  Agreement or any other  Securitization  Transaction  as to which it is the trustee;  (iii) there are no material  legal or  governmental  proceedings  pending  (or  known to be  contemplated)  against  it that  would be material  to  Noteholders;  (iv) there are no  relationships  or  transactions  (as  described  in Item  1119(b) of
Regulation  AB) relating to the  Indenture  Trustee with respect to the Depositor or any sponsor,  issuing  entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation  AB) relating to the  Securitization  Transaction  contemplated by this  Agreement,  as  identified  by the  Depositor to the  Indenture  Trustee in writing as of the Closing Date
(each,  a  "Transaction  Party") that are outside the  ordinary  course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party,  apart from the Securitization  Transaction, and that are material to the investors'  understanding of the Term Notes;  and (v) the Indenture  Trustee is not an
affiliate (as  contemplated  by Item 1119(a) of  Regulation  AB) of any  Transaction  Party.  The  Depositor  shall notify the Indenture Trustee of any change in the identity of a Transaction Party after the Closing Date.

         (b)      If so requested by the Depositor on any date  following the Closing Date,  the Indenture  Trustee shall,  within five Business Days  following such request,  confirm in writing the accuracy of the  representations and  warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and warranty is not accurate as of the date of such  confirmation,  provide the pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

         Section 9.03 Information  to be  provided  by the  Indenture  Trustee  For so long as the Term  Notes  are outstanding,  for the purpose of  satisfying  the  Depositor's  reporting  obligation  under the  Exchange Act with respect to any class of Term Notes, the Indenture  Trustee shall provide to the Depositor a written  description of
(a) any litigation or governmental  proceedings  pending  against the Indenture  Trustee as of the last day of each calendar month that would be material to Noteholders,  and (b) any affiliations or  relationships  (as described in
Item 1119 of  Regulation  AB) that  develop  following  the  Closing  Date  between the  Indenture  Trustee and any
Transaction  Party of the type  described in Section  9.02(a)(iv) or 9.02(a)(v) as of the last day of each calendar year.  Any  descriptions  required with respect to legal  proceedings,  as well as updates to  previously  provided descriptions,  under this Section 9.03 shall be given no later than five Business  Days prior to the  Determination
Date  following  the month in which the relevant  event  occurs,  and any notices and  descriptions  required  with respect to affiliations,  as well as updates to previously provided descriptions,  under this Section 9.03 shall be given no later than January 31 of the calendar year  following the year in which the relevant  event occurs.  As of the related  Payment  Date with  respect to each Report on Form 10-D with  respect to the Term Notes filed by or on behalf of the  Depositor,  and as of March 15 preceding  the date each Report on Form 10-K with respect to the Term
Notes is filed,  the Indenture  Trustee shall be deemed to represent  and warrant that any  information  previously provided by the  Indenture  Trustee  under this  Article IX is  materially  correct and does not have any  material omissions  unless the Indenture  Trustee has provided an update to such  information.  The Depositor will allow the
Indenture Trustee to review any disclosure  relating to material  litigation against the Indenture Trustee prior to filing such  disclosure  with the Commission to the extent the Depositor  changes the  information  provided by the
Indenture Trustee.

         Section 9.04 Report on  Assessment  of  Compliance  and  Attestation  Within 90 days after  December 31 of each year, the Indenture Trustee shall:

         (a)      deliver  to the  Depositor  a report  (in  form  and  substance  reasonably  satisfactory  to the
Depositor)  regarding the Indenture  Trustee's  assessment of compliance  with the  applicable  Servicing  Criteria during the immediately  preceding  calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and
Item 1122 of Regulation  AB. Such report shall be signed by an authorized  officer of the  Indenture  Trustee,  and shall address each of the Servicing Criteria specified on Exhibit G hereto; and

         (b)      deliver  to the  Depositor  a report  of a  registered  public  accounting  firm  satisfying  the requirements  of Rule 2-01 of  Regulation  S-X under the  Securities  Act and the Exchange Act that attests to, and reports on, the  assessment of compliance  made by the  Indenture  Trustee and delivered  pursuant to the preceding paragraph.  Such  attestation  shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the
Securities Act and the Exchange Act.

         Section 9.05 Indemnification; Remedies

         (a)      The Indenture  Trustee shall  indemnify  the  Depositor,  each  affiliate of the  Depositor,  the
Servicer and each affiliate of the Servicer, and the respective present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless  from and against any losses,  damages, penalties,  fines,  forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)      (A)      any untrue  statement of a material  fact  contained or alleged to be contained in any information,  report, certification,  accountants' attestation or other material provided under this Article
IX by or on behalf of the  Indenture  Trustee  (collectively,  the  "Indenture  Trustee  Information"),  or (B) the
omission or alleged  omission to state in the Indenture  Trustee  Information a material fact required to be stated
in the Indenture  Trustee  Information  or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  or

                  (ii)     any   failure  by  the   Indenture   Trustee  to  deliver   any   information,   report,
certification,  or other  material  when and as  required  under  this  Article  IX,  other  than a failure  by the
Indenture Trustee to deliver an accountants' attestation.

         (b)      In the case of any failure of performance  described in clause (ii) of Section  9.05(a),  as well as a failure to deliver an  accountants'  attestation,  the  Indenture  Trustee  shall (i) promptly  reimburse  the
Depositor  for all  costs  reasonably  incurred  by the  Depositor  in order to  obtain  the  information,  report, certification,  accountants'  attestation or other material not delivered by the Indenture  Trustee as required and
(ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

         (c)      The Depositor and the Servicer  shall  indemnify the  Indenture  Trustee,  each  affiliate of the
Indenture  Trustee  and the  respective  present  and  former  directors,  officers,  employees  and  agents of the
Indenture Trustee,  and shall hold each of them harmless from and against any losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon (i) any untrue  statement  of a material  fact  contained  or alleged to be contained  in any  information  provided  under this  Agreement  by or on behalf of the  Depositor or
Servicer for  inclusion in any report filed with  Commission  under the Exchange Act  (collectively,  the "Wachovia
Information"),  or (ii) the  omission or alleged  omission to state in the  Wachovia  Information  a material  fact required to be stated in the Wachovia  Information  or necessary in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading.

         (d)      Notwithstanding  any provision in this Section 9.05 to the contrary,  the parties agree that none of the Indenture  Trustee,  the  Depositor or the Servicer  shall be liable to the other for any  consequential  or punitive damages whatsoever,  whether in contract,  tort (including negligence and strict liability),  or any other legal or equitable  principle;  provided,  however,  that such  limitation  shall not be applicable with respect to third party claims made against a party.

         IN WITNESS  WHEREOF,  the Servicer,  the Issuer,  the Paying Agent and the  Indenture  Trustee have caused this  Agreement to be duly  executed by their  respective  officers or  representatives  all as of the day and year first above written.

                                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                                   as Servicer

                                                   By:____________________________________________________________
                                                          Name:
                                                          Title:

                                                   WACHOVIA ASSET FUNDING TRUST, LLC [_____] TRUST, as Issuer

                                                   By:    Wilmington Trust Company, not in its individual
                                                          capacity but solely as Owner Trustee

                                                   By:_____________________________________________________________
                                                          Name:
                                                          Title:

                                                   WACHOVIA BANK, NATIONAL ASSOCIATION,  as Paying Agent

                                                   By:____________________________________________________________
                                                          Name:
                                                          Title:

                                                   [_________________], not in its individual capacity but solely as Indenture Trustee

                                                   By:_____________________________________________________________
                                                          Name:
                                                          Title:

                                                     EXHIBIT A

                                              MORTGAGE LOAN SCHEDULE

                                                     EXHIBIT B

                                                 COLLECTION POLICY

                                                 [See attachment]

                                                     EXHIBIT C

                                             LIMITED POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PREMISES:

         That  [_________________],  as indenture trustee (the "Indenture  Trustee"),  under the indenture dated as of _____ __, 200_ (the  "Indenture"),  among Wachovia Asset Funding Trust, LLC [______] Trust, as issuer,  Wachovia
Bank, National  Association,  as Paying Agent, and the Indenture Trustee, a national bank, and having its principal office located at [address],  Attn:  _______,  hath made,  constituted  and  appointed,  and does by these presents make,  constitute and appoint Wachovia Bank, National  Association,  a national banking  association  organized and existing  under the laws of the United  States of America,  its true and lawful  Attorney-in-Fact,  with full power and authority to sign,  execute,  acknowledge,  deliver,  file for record, and record any instrument on its behalf, and to  perform  such  other  act or acts as may be  customarily  and  reasonably  necessary  and  appropriate,  to effectuate the following  enumerated  transactions in respect of any of the Mortgages  securing a Mortgage Loan and the related Loan  Agreements for which the undersigned is acting as Indenture  Trustee for various  Securityholders
(whether  the  undersigned  is named  therein as  mortgagee  or  beneficiary  or has become  mortgagee by virtue of endorsement  of  such  Loan  Agreement  secured  by any  such  Mortgage)  and for  which  Wachovia  Bank,  National
Association is acting as Servicer pursuant to the Servicing Agreement.

This appointment shall apply to the following enumerated transactions only:

1.       The  modification  or  re-recording  of a Mortgage,  where said  modification  or  re-recording is for the purpose of  correcting  the Mortgage to conform same to the original  intent of the parties  thereto or to correct  title  errors  discovered  after  such  title  insurance  was  issued  and said  modification  or re-recording, in either instance, does not adversely affect the Lien of the Mortgage as insured.

2.       The  subordination  of the Lien of a Mortgage  to an easement  in favor of a public  utility  company or a government agency or unit with powers of eminent domain;  this section shall include,  without limitation, the execution of partial  satisfactions/releases,  partial  reconveyances  or the execution of requests to trustees to accomplish same.

3.       With  respect  to a  Mortgage,  the  foreclosure,  the  taking  of a deed in lieu of  foreclosure,  or the completion of judicial or  non-judicial  foreclosure  or  termination,  cancellation  or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

         a.       The  substitution  of trustee(s)  serving under a Mortgage,  in accordance with state law and the
                  Mortgage;

         b.       The preparation and issuance of statements of breach or non-performance;

         c.       The preparation and issuance of notices of default;

         d.       Cancellations/rescissions of notices of default and/or notices of sale;

         e.       The taking of a deed in lieu of foreclosure; and

         f.       Such other  documents  and actions as may be  necessary  under the terms of the Mortgage or state law to expeditiously complete said transactions.

4.       The conveyance of the properties to the mortgage  insurer,  or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5.       The completion of loan assumption agreements.

6.       The full  satisfaction/release  of a Mortgage or full  reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Loan Agreement.

7.       The assignment of any Mortgage and the related Loan  Agreement,  in connection  with the repurchase of the
         Mortgage Loan secured and evidenced thereby.

8.       The full  assignment of a Mortgage upon payment and discharge of all sums secured  thereby in  conjunction with the  refinancing  thereof,  including,  without  limitation,  the  endorsement  of the  related  Loan
         Agreement.

9.       The  modification  or  re-recording  of a Mortgage,  where said  modification  or  re-recording is for the purpose of any modification pursuant to Section 4.01 of the Servicing Agreement.

10.      The  subordination  of the  Lien of a  Mortgage,  where  said  subordination  is in  connection  with  any modification  pursuant  to  Section 3.01  of  the  Servicing  Agreement,  and  the  execution  of  partial satisfactions/releases in connection with such same Section 3.01.

         The undersigned  gives said  Attorney-in-Fact  full power and authority to execute such instruments and to do and perform all and every act and thing  necessary  and proper to carry into effect the power or powers  granted by or under this Limited  Power of Attorney as fully as the  undersigned  might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

         Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in
Appendix A to the Indenture.

         Third  parties  without  actual  notice may rely upon the exercise of the power granted under this Limited
Power of  Attorney  and may be  satisfied  that this  Limited  Power of Attorney  shall  continue in full force and effect and has not been revoked, unless an instrument of revocation has been made in writing by the undersigned.

                                                          [_________________],
                                                              not in its individual capacity
                                                              but solely as Indenture Trustee

                                                          By:_______________________________________________________
                                                                  Name:
                                                                  Title:

STATE OF                            )
                                    SS.
COUNTY OF                           )

         On this ____ day of ____,  200_,  before me the  undersigned,  Notary  Public  of said  State,  personally
appeared                                            ,  personally  known to me to be duly  authorized  officers  of
[_________________]  that executed the within  instrument and personally known to me to be the persons who executed
the  within   instrument  on  behalf  of   [_________________]   therein  named,   and   acknowledged  to  me  such
[_________________] executed the within instrument pursuant to its by-laws.

                                                          WITNESS my hand and official seal.

                                                          Notary Public in and for the
                                                          State of_____________________________________

After recording, please mail to:

Attn:_________________________________________

                                                     EXHIBIT D

                                            FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with your  administration  of the  Mortgage  Loans,  we request  the release of the  Mortgage  File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)                     Mortgage Loan
Prepaid in Full                                               Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

___________________________________________________
Wachovia Bank, National Association
Authorized Signature

******************************************************************************
TO CUSTODIAN:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form.
You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:            [  ]     Loan Agreement

Name________________________________________

Title_______________________________________

                                                     EXHIBIT E

                                           FORM OF FORM 10-K CERTIFICATE

   I, [identify the certifying individual], certify that:

         1.       I have  reviewed  this report on Form 10-K and all  reports on Form 10-D  required to be filed in respect  of the  period  covered  by this  report on Form 10-K of the trust (the  Exchange  Act  periodic  reports)
pursuant   to  the   Servicing   Agreement   dated   [  ],   20[  ]  (the   "Agreement")   among   Wachovia   Bank,
National  Association,  as servicer (the  "Servicer"),  the Wachovia Asset Funding Trust,  LLC [______]  Trust,  as
issuer  (the  "Issuer"),   Wachovia  Bank,  National  Association,  as  Paying  Agent  (the  "Paying  Agent"),  and
[_________________], as indenture trustee (the "Indenture Trustee").

         2.       Based on my  knowledge,  Exchange  Act  periodic  reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a material  fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made,  not  misleading  with  respect to the period covered by this report;

         3.       Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

         4.       I am  responsible  for  reviewing  the  activities  performed  by the  Servicer  and  based on my knowledge and the  compliance  review  conducted in preparing the servicer  compliance  statement  required in this report  under Item 1123 of  Regulation  AB and except as  disclosed  in the  Exchange  Act  periodic  reports,  the
Servicer has fulfilled its obligations under the Agreement; and

         5.       All of the  reports  on  assessment  of  compliance  with  servicing  criteria  for  asset-backed securities  and their  related  attestation  reports on  assessment  of  compliance  with  servicing  criteria  for asset-backed  securities  required to be included in this report in accordance  with Item 1122 of Regulation AB and
Exchange  Act Rules  13a-18 and  15d-18  have been  included  as an exhibit  to this  report,  except as  otherwise disclosed in this report.  Any material  instances of  noncompliance  described in such reports have been disclosed in this report on Form 10-K.

         In giving the  certifications  above, I have reasonably  relied on the  information  provided to me by the following unaffiliated parties: [the Indenture Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Servicer

                                                     EXHIBIT F

                              FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

   The undersigned, a Responsible Officer of  [__________] (the "Indenture Trustee") certifies that:

       (a)        The Indenture  Trustee has performed all of the duties  specifically  required to be performed by it  pursuant  to  the  provisions  of  the  Servicing  Agreement  dated  as of [ ],  20[ ]  (the  "Agreement")
     by and among Wachovia Bank,  National  Association,  as servicer (the "Servicer"),  the Wachovia Asset Funding
     Trust,  LLC [______] Trust, as issuer (the "Issuer"),  Wachovia Bank,  National  Association,  as Paying Agent
     (the "Paying Agent"), and the Indenture Trustee in accordance with the standards set forth therein.

       (b)        Based on my knowledge,  the list of Securityholders as shown on the Certificate  Register and the
     Note Register as of the end of each calendar  year that is provided by the Indenture  Trustee  pursuant to the
     Agreement is accurate as of the last day of the 20[  ] calendar year.

                  Capitalized  terms used and not defined  herein shall have the  meanings  given such terms in the
Agreement.

   IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                     Name:________________________________________________
                                                     Title:_______________________________________________

                                                     EXHIBIT G

                                                SERVICING CRITERIA

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
-------------------- --------------------------------------------------------------------- ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                                       General Servicing Considerations
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                                      Cash Collection and Administration
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more        held by Trustee)
                     than two business days following receipt, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X| (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                                      Investor Remittances and Reporting
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
                                          Pool Asset Administration
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------